EXHIBIT 99.2
------------




                                    AMLI

                                 RESIDENTIAL

        ------------------------------------------------------------

                             THIRD QUARTER 2004
                  SUPPLEMENTAL OPERATING AND FINANCIAL DATA

        ------------------------------------------------------------




              [ graphics indicating property / caption reading
                 "AMLI at Westcliff -- Westminster, Colorado
                        Acquired Third Quarter 2004 ]



                      AMLI RESIDENTIAL PROPERTIES TRUST

                           125 South Wacker Drive

                           Chicago, Illinois 60606

                            Phone: (312) 443-1477

                            Fax:  (312) 443-0909

                                www.amli.com
                                ------------


Certain matters discussed in this supplemental package and the conference call held in connection herewith are forward looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters. The Company is making forward looking statements because it believes that investors, analysts, and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them. Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risk detailed from time to time in the Company's SEC reports, including the annual report on Form 10-K for the year ended December 31, 2003.

                                    AMLI
                                 RESIDENTIAL


                                                       TABLE OF CONTENTS

                                                                    Page
                                                                    ----
SUMMARY INFORMATION

  Description of AMLI and Investor Information . . . . . . . . . .     1
  Earnings Release . . . . . . . . . . . . . . . . . . . . . . . .     2
  Selected Financial and Operating Information . . . . . . . . . .     7
  Funds From Operations. . . . . . . . . . . . . . . . . . . . . .    15
  Statements of Operations . . . . . . . . . . . . . . . . . . . .    17
  Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . .    23


DEBT AND PREFERRED SHARES

  Debt and Preferred Shares Summary. . . . . . . . . . . . . . . .    29
  Debt Maturities. . . . . . . . . . . . . . . . . . . . . . . . .    32


SAME STORE AND NOI DATA

  Quarterly Comparison of Same Store Communities . . . . . . . . .    34
  Quarterly Comparison of Components of NOI. . . . . . . . . . . .    46


OTHER DATA

  Co-Investment Compensation . . . . . . . . . . . . . . . . . . .    49
  Service Companies Financial Information. . . . . . . . . . . . .    50


PORTFOLIO

  Stabilized Communities . . . . . . . . . . . . . . . . . . . . .    54
  Development Summary. . . . . . . . . . . . . . . . . . . . . . .    60
  Land Held for Development or Sale. . . . . . . . . . . . . . . .    64
  Acquisition and Disposition Summary. . . . . . . . . . . . . . .    65


NON-GAAP FINANCIAL MEASURES

  Definition of Non-GAAP Financial Measures. . . . . . . . . . . .    67
  Reconciliation Between Net Income and FFO and AFFO . . . . . . .    69
  Reconciliation Between Net Income and Consolidated NOI . . . . .    71
  Reconciliation Between Net Income and Combined NOI . . . . . . .    74



















Third Quarter 2004
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL



                             COMPANY DESCRIPTION
                            INVESTOR INFORMATION


AMLI Residential (or AMLI) is an integrated, self-managed real estate operating company that was formed in February 1994 to continue and expand the multifamily property business previously conducted by AMLI Realty Co., our predecessor company, which has been in business since 1980. AMLI is structured as an UPREIT, or umbrella partnership real estate investment trust, and we own interests in properties and conduct our business through AMLI Residential Properties, L.P., (the Operating Partnership or OP). The sole general partner of the OP is AMLI Residential Properties Trust, the public company whose shares of beneficial interest are traded on the NYSE under the symbol "AML."

Our business is the development, acquisition and management of upscale apartment communities in the Southeast, Southwest, Midwest and Mountain regions of the United States. We also serve as an institutional advisor and asset manager for domestic and international, tax-exempt and taxable investors in connection with our joint venture co-investment business. A summary schedule of our investment communities is included in this Supplement.

We operate all of our communities under the AMLI [registered trademark] brand name, representing our commitment to high quality, exceptional service and superior value. We have corporate offices in Atlanta, Dallas, Indianapolis and Kansas City, in addition to our main office in Chicago. We employ approximately 850 people who are dedicated to our mission ... To Provide an Outstanding Living Environment For Our Residents.

For additional information on AMLI, please visit our website at www.amli.com.

The following information is presented as a supplement to our other public reporting, including our Form 10-Q and Form 10-K, both of which can be found on our website or through the SEC's EDGAR database. We hope that the information contained herein is helpful to you. We encourage your feedback and any suggestions, which you believe will help us provide better disclosure to you. Please contact either of:

      Robert Chapman
      Executive Vice President
        & CFO                       312.984.6845      rchapman@amli.com

      Sue Bersh
      Vice President -
        Corporate Communications    312.984.2607      sbersh@amli.com


Thank you for your interest in AMLI Residential.



                                     AML
                                   LISTED
                                    NYSE









Third Quarter 2004                                              Page 1
Supplemental Information             AMLI Residential Properties Trust

                                          125 South Wacker Drive
AMLI RESIDENTIAL                          Suite 3100
                                          Chicago, Illinois 60606

                                          Phone:      312.443.1477
                                          Fax:        312.443.0909
                                          www.amli.com

PRESS RELEASE

FOR IMMEDIATE RELEASE
---------------------

October 26, 2004                    For More Information, Contact:

                                    Robert J. Chapman,
                                    Chief Financial Officer
                                    (312) 984-6845



                  AMLI RESIDENTIAL ANNOUNCES THIRD QUARTER
                   OPERATING RESULTS AND DECLARES DIVIDEND


==========================================================================


(CHICAGO, IL) AMLI RESIDENTIAL PROPERTIES TRUST (NYSE: AML) announces today operating results for the third quarter ended September 30, 2004.


EARNINGS
--------

Net income for the quarter and the nine months ended September 30, 2004 was $12,234,000 and $61,257,000 respectively, as compared to $5,935,000 and
$12,571,000, respectively, in the year earlier periods. Diluted Earnings Per Share ("EPS") for the quarter ended September 30, 2004 was $0.40, compared to $0.21 for the same period a year earlier. For the nine months ended September 30, 2004, EPS was $2.10, compared to $0.38 for the comparable period of 2003. The increases in net income for the three and nine months ended September 30, 2004 compared to the same periods a year ago are due primarily to an increased amount of gains associated with sales of real estate.

Funds From Operations ("FFO") for the third quarter of 2004 were $13,576,000, or $0.44 per common share, compared to $14,684,000, or $0.57 per common share, for the third quarter of 2003, a per share decrease of 22.8%. The decrease in FFO per share for the three months ended September 30, 2004 compared to the same period a year ago is due, in part, to the fact that 2003 included a gain from the sale of a "merchant-built" community that did not occur in 2004, and, in part, because AMLI had not, through September 30, 2004, fully invested the net proceeds from its March 2004 common share offering. Actual results for the quarter were $0.01 and $0.03 per share below the bottom end of the range and the mid-point of AMLI's most recent guidance, respectively, and $0.04 lower than First Call's current estimate. The difference in actual results for the quarter compared to the Company's prior estimate is almost totally related to items independent of same community results, which were positive.

"We are pleased with the performance of AMLI's same store communities," commented Gregory T. Mutz, AMLI Chairman and CEO. "The positive quarterly sequential increases in revenue and net operating income were almost exactly as we had expected. The difference in actual results compared to our prior guidance was due to the results of non-same store communities and a number of one-time or unusual items."


Third Quarter 2004                                              Page 2
Supplemental Information             AMLI Residential Properties Trust

The following summarizes the major items reconciling AMLI latest third quarter FFO per share mid-point guidance to actual results:

                                                            PER SHARE
                                                            ---------
Latest mid-point guidance. . . . . . . . . . . . . . . . .  $  0.47
Results from non-same store communities (1). . . . . . . .    (0.03)
Hurricane damage . . . . . . . . . . . . . . . . . . . . .    (0.005)
Lost NOI due to amount and timing of acquisitions
    and dispositions (2) . . . . . . . . . . . . . . . . .    (0.01)
Co-investment acquisition fees (3) . . . . . . . . . . . .    (0.005)
Impairment write-down on land (4). . . . . . . . . . . . .    (0.01)
Additional Sarbanes-Oxley costs and
    other miscellaneous items. . . . . . . . . . . . . . .    (0.01)
Adjustment to compensation liabilities (5) . . . . . . . .     0.04
                                                            -------
Actual reported results. . . . . . . . . . . . . . . . . .  $  0.44
                                                            =======

  (1) Reflects (i) approximately $0.015 per share variances in real estate tax expense and (ii) approximately $0.015 due to unanticipated net operating income budget variances from the Company's lease-up, rehab communities and sold communities.

  (2) The actual closing dates for four acquisitions and three dispositions that the Company anticipated closing during the quarter were different than expected. The result was that the Company earned $0.015 per share less, which was partially offset by approximately $0.05 per share of interest cost savings.

  (3) The Company anticipated forming $50 million of co-investment partnerships in the quarter, which did not occur.

  (4) Reflects a pre-tax adjustment of $400k ($305k after tax) to the carrying value of two of the Company's land parcels, net of a $105k gain on sale of one other land parcel.

  (5) The Company and five of its senior executives agreed to terminate a deferred executive compensation plan, as it was determined that the achievement hurdles for future payouts under the plan would not be met. In addition, the Company reduced its estimates for year-end 2004 compensation. Both items had the net effect of reducing accrued liabilities and taking such amounts into income during the quarter.


THIRD QUARTER ACTIVITIES
------------------------

In August, AMLI acquired AMLI at Westcliff (formerly the Retreat at Westcliff), a 372-unit luxury apartment community in Westminster, Colorado. In September, the Company acquired AMLI at River Run (formerly The Preserve at River Run), a 206-unit apartment community in Naperville, Illinois and AMLI at Canterfield (formerly The Tradition at Canterfield), a 352-unit community in West Dundee, Illinois.

Also during the quarter, AMLI sold three communities: AMLI at Nantucket, a 312-unit community in Dallas; AMLI on Timberglen, a 260-unit community in Dallas; and AMLI at Towne Creek, a 150-unit community in Gainesville, Georgia.

The 930 units acquired during the quarter were purchased at an average price per unit of $140,200 and the 722 units sold during the quarter were sold at an average price per unit of $46,500. For the nine months ended September 30, 2004, AMLI has sold 3,016 units at an average price per unit of $60,040 and purchased 2,414 units at an average price per unit of $96,400.


Third Quarter 2004                                              Page 3
Supplemental Information             AMLI Residential Properties Trust

In July, AMLI closed a $45 million loan secured by a first mortgage on the previously unencumbered AMLI at Riverbend community. The 4.85% interest rate is fixed for the first nine years of this ten-year loan.


SAME COMMUNITY RESULTS
----------------------

On a combined same community basis, which includes both wholly-owned and co-investment communities (at 100%), for the quarter ended September 30, 2004 versus the prior year's comparable quarter, total community revenue decreased 0.4% (reflecting an increase in weighted average occupancy to 94.0% from 93.7% and a decrease in weighted average collected revenue per occupied unit of 0.7%), operating expenses increased 0.6%, and net operating income ("NOI") decreased 1.2%.

Comparing the third quarter of 2004 to the preceding quarter, total community revenue increased by 1.9% (reflecting an increase in weighted average occupancy of 1.3% and an increase in weighted average collected revenue per occupied unit of 0.5%), operating expenses increased 1.0%, and NOI increased 2.6%.

SUBSEQUENT EVENTS
-----------------

Earlier this month, AMLI's Board of Trustees elected Bruce P. Bickner to join the Company's Board as an independent trustee and Chair of the Audit Committee. In addition, the Board agreed to include in its 2005 Proxy Statement a proposal for shareholder consideration to amend the Company's Declaration of Trust to eliminate the staggered board, effective with the election in 2006.

Last week, AMLI completed the purchase of AMLI at Kirkland Crossing (formerly the Preserve at Kirkland Crossing), a 266-unit apartment community in Aurora, Illinois.

OUTLOOK
-------

AMLI's current expectation for FFO per share for the fourth quarter of 2004 is $0.47 (plus or minus $0.01 per share), or $0.05 per share less than AMLI's prior mid-point guidance. The factors contributing to the revised guidance are (i) approximately $0.025 per share estimate for additional costs related to Sarbanes-Oxley, (ii) approximately $0.015 per share of NOI and co-investment acquisition fees that the Company will not earn in the quarter because it did not form the co-investments in either the third or fourth quarters that it had anticipated it would, and (iii) $0.01 per share less NOI earned because the amount of actual acquisitions and their closing dates were different than previously expected. As such, AMLI now anticipates that full year 2004 FFO will be in the range of $2.01 to $2.03 per share.

The following chart reconciles AMLI's current FFO per share guidance to
EPS:
                                                      Q4       Full
                        Q1        Q2        Q3       (est)     Year
                      ------    ------    ------    ------    ------
 EPS . . . . . . .      0.21      1.44      0.40      0.41      2.53
 Gains on sales. .     (0.11)    (1.50)    (0.44)    (0.40)    (2.53)
 Depreciation. . .      0.40      0.39      0.41      0.40      1.61
 Other . . . . . .      0.06      0.22      0.07      0.06      0.41
 FFO per share . .      0.56      0.55      0.44      0.47      2.02







Third Quarter 2004                                              Page 4
Supplemental Information             AMLI Residential Properties Trust

DIVIDEND
--------

Yesterday, the Board of Trustees declared a quarterly dividend of $0.48 per common share. This dividend is payable on November 16, 2004 to all common shareholders of record as of November 5, 2004 and is based on an annual dividend rate of $1.92 per common share.


CONFERENCE CALL
---------------

AMLI will hold a conference call on Wednesday, October 27, 2004 at 3:30 p.m. Eastern Time. The toll-free number for the call is 888-780-9654 -
Passcode: AMLI, and should be accessed approximately 5 minutes prior to conference time. A live webcast of the conference call will also be available in the 'Company Info' section on AMLI's website (www.amli.com/comp/) and at www.streetevents.com. Additionally, an on-line replay of the webcast will be available for 60 days following the call.


SUPPLEMENTAL INFORMATION
------------------------

AMLI produces Quarterly Supplemental Information that provides detailed information regarding the Company's activities during the quarter. The Third Quarter Supplemental Information is available in the 'Company Info' section on our website (www.amli.com/comp/) under 'Shareholder Reports.'


DEFINITIONS
-----------

This press release and the Quarterly Supplemental Information described above contain certain non-GAAP ("Generally Accepted Accounting Principles") information that is generally provided by most publicly-traded residential REITs. AMLI uses this information internally to measure its performance and/or liquidity and to compare its performance to other REITs in its peer group, and believes that this information may be of interest and use to the investment community for the same reason.

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

Reconciliations of all non-GAAP financial measures to GAAP financial measures are included in the Company's Quarterly Supplemental Financial information, primarily pages 18, 19 and 20.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administration expense.

FUNDS FROM OPERATIONS ("FFO") is EBITDA less interest expense (including AMLI's proportionate share of the interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes. FFO computed in this manner is equal to FFO as defined in NAREIT's white paper, which definition is "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures."



Third Quarter 2004                                              Page 5
Supplemental Information             AMLI Residential Properties Trust

Additional definitions can be found in the Quarterly Supplemental
Information.


ABOUT AMLI
----------

The AMLI<registered trademark> portfolio currently includes 74 apartment communities containing 27,594 apartment homes, with an additional 1,854 apartment homes under development or in lease-up in five locations. AMLI is focused on the development, acquisition and management of institutional quality multifamily communities in the Southeast, Southwest, Midwest and Mountain regions of the U.S. AMLI Residential also serves as institutional advisor and asset manager for large pension funds, tax-exempt foundations and other financial institutions through AMLI's co-investment business. AMLI employs approximately 850 people who are dedicated to achieving AMLI's mission--Provide An Outstanding Living Environment For Our Residents. More information on AMLI is available at www.amli.com.


FORWARD-LOOKING STATEMENTS
--------------------------

Certain matters discussed in this press release are forward-looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.

Forward-looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters.

The Company does not assure the future results or outcome of the matters described in forward-looking statements; rather, these statements merely reflect the Company's current expectations of the approximate outcomes of the matters discussed. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control. The reader is cautioned to make his/her own judgment with regard to the statements discussed in this press release and the assumption noted by the Company herein.

The Company is making forward-looking statements because it believes investors, analysts and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of its future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them.

Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward-looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risks detailed from time to time in the Company's SEC reports, including the annual report on form 10-K for the year ended December 31, 2003.


                                #   #   #   #






Third Quarter 2004                                              Page 6
Supplemental Information             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                  SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                                                                                               Jun 30
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30     (i)    Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

EARNINGS AND CASH FLOWS
-----------------------

EBITDA (a) . . . . . .$ 81,941            25,472   29,415   27,054   98,513   26,347   26,139   22,413   23,614
FFO. . . . . . . . . .  46,351            13,576   17,097   15,678   54,215   15,025   14,684   11,789   12,717
AFFO . . . . . . . . .  42,109            11,853   15,670   14,586   49,173   13,953   13,253   10,559   11,408
Net income . . . . . .  61,257            12,234   42,304    6,719   26,104   13,533    5,935    2,928    3,708
Dividends (b). . . . .  42,838            14,880   14,846   13,112   48,288   13,010   11,787   11,758   11,733


PER SHARE DATA -
DILUTED
----------------

FFO. . . . . . . . . .$   1.55          $   0.44 $   0.55 $   0.56 $   2.12 $   0.55 $   0.57 $   0.48 $   0.52
AFFO . . . . . . . . .    1.41              0.38     0.51     0.52     1.92     0.51     0.51     0.43     0.47
Net income allocable
  to common shares . .    2.10              0.40     1.44     0.21     0.98     0.54     0.21     0.06     0.10
Common dividends . . .    1.44              0.48     0.48     0.48     1.92     0.48     0.48     0.48     0.48
FFO payout ratio
  (based on per share
  amounts) . . . . . .     93%              110%      87%      85%      91%      87%      84%     100%      92%
AFFO payout ratio
  (based on per share
  amounts) . . . . . .    102%              126%      95%      92%     100%      94%      94%     111%     102%










Third Quarter 2004                                                                                      Page 7
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)



                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                                                                                               Jun 30
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30     (i)    Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NUMBER OF
APARTMENT HOMES
---------------

STABILIZED COMMUNITIES
----------------------

Wholly-owned . . . . .  15,276            15,276   15,068   15,240   14,980   14,980   14,100   12,260   12,260
Partnerships . . . . .  12,052            12,052   12,052   12,052   12,427   12,427   14,189   16,271   15,573
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        27,328            27,328   27,120   27,292   27,407   27,407   28,289   28,531   27,833
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

COMMUNITIES UNDER
 DEVELOPMENT
 AND/OR LEASE-UP
-----------------

Wholly-owned . . . . .     820               820      820      782      322      322      322      322      322
Partnerships . . . . .   1,034             1,034    1,034    1,034    1,495    1,495    1,495    1,495    1,919
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                         1,854             1,854    1,854    1,816    1,817    1,817    1,817    1,817    2,241
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

Total. . . . . . . . .  29,182            29,182   28,974   29,108   29,224   29,224   30,106   30,348   30,074
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========








See notes on following pages

Third Quarter 2004                                                                                      Page 8
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                  SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                                                            2004
                                              ---------------------------------------------------------------
                                                  Year        Dec 31       Sep 30       Jun 30       Mar 31
                                              -----------  -----------  -----------  -----------  -----------
CAPITALIZATION
--------------

TOTAL ASSETS BEFORE DEPRECIATION
Consolidated (c) . . . . . . . . . . . . . .                            $ 1,393,026    1,285,143    1,284,825
Combined, including share of
 partnerships (d). . . . . . . . . . . . . .                              1,659,886    1,548,120    1,537,620

DEBT
Consolidated . . . . . . . . . . . . . . . .                                576,477      476,449      496,583
Combined, including share of
 partnerships. . . . . . . . . . . . . . . .                                795,436      694,308      706,534

SHARE INFORMATION
Common shares outstanding. . . . . . . . . .                             25,405,377   25,341,652   25,289,725
Preferred shares outstanding (e) . . . . . .                              3,925,000    3,925,000    3,925,000
Operating partnership units
 outstanding (f) . . . . . . . . . . . . . .                              1,684,336    1,707,118    1,715,394
                                              -----------  -----------  -----------  -----------  -----------
    Total shares and units outstanding . . .                             31,014,713   30,973,770   30,930,119
                                              -----------  -----------  -----------  -----------  -----------

Average Common Shares. . . . . . . . . . . .                             25,386,897   25,306,317   22,077,441
Average Common and Preferred Shares
 and OP Units. . . . . . . . . . . . . . . .                             30,998,529   30,941,004   27,783,836
                                              -----------  -----------  -----------  -----------  -----------

Share price, end of period . . . . . . . . .                            $     31.55        29.34        28.25

Equity Market Capitalization . . . . . . . .                                978,514      908,770      873,776

TOTAL MARKET CAPITALIZATION
Consolidated . . . . . . . . . . . . . . . .                              1,554,991    1,385,219    1,370,359
Combined, including share of
 partnerships. . . . . . . . . . . . . . . .                              1,773,950    1,603,078    1,580,310



Third Quarter 2004                                                                                      Page 9
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                                                            2003
                                              ---------------------------------------------------------------
                                                  Year        Dec 31       Sep 30       Jun 30       Mar 31
                                              -----------  -----------  -----------  -----------  -----------
CAPITALIZATION
--------------

TOTAL ASSETS BEFORE DEPRECIATION
Consolidated (c) . . . . . . . . . . . . . .    1,304,155    1,304,155    1,207,530    1,084,879    1,076,479
Combined, including share of
 partnerships (d). . . . . . . . . . . . . .    1,560,451    1,560,451    1,464,356    1,347,423    1,335,377

DEBT
Consolidated . . . . . . . . . . . . . . . .      610,513      610,513      522,672      462,781      457,950
Combined, including share of
 partnerships. . . . . . . . . . . . . . . .      820,090      820,090      731,110      674,373      669,648

SHARE INFORMATION
Common shares outstanding. . . . . . . . . .   21,394,568   21,394,568   19,503,207   16,928,640   16,787,100
Preferred shares outstanding (e) . . . . . .    4,025,000    4,025,000    4,025,000    4,025,000    4,025,000
Operating partnership units
 outstanding (f) . . . . . . . . . . . . . .    1,743,396    1,743,396    3,473,482    3,545,993    3,547,685
                                              -----------  -----------  -----------  -----------  -----------
    Total shares and units outstanding . . .   27,162,964   27,162,964   27,001,689   24,499,633   24,359,785
                                              -----------  -----------  -----------  -----------  -----------

Average Common Shares. . . . . . . . . . . .   18,153,083   20,715,155   18,261,577   16,861,537   16,729,067
Average Common and Preferred Shares
 and OP Units. . . . . . . . . . . . . . . .   25,424,805   27,069,010   25,813,844   24,433,348   24,348,851
                                              -----------  -----------  -----------  -----------  -----------

Share price, end of period . . . . . . . . .  $     26.80        26.80        26.20        23.55        21.05

Equity Market Capitalization . . . . . . . .      727,967      727,967      707,444      576,966      512,773

TOTAL MARKET CAPITALIZATION
Consolidated . . . . . . . . . . . . . . . .    1,338,480    1,338,480    1,230,116    1,039,747      970,723
Combined, including share of
 partnerships. . . . . . . . . . . . . . . .    1,548,057    1,548,057    1,438,554    1,251,339    1,182,421






Third Quarter 2004                                                                                     Page 10
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                                                            2004
                                              ---------------------------------------------------------------
                                                  Year        Dec 31       Sep 30       Jun 30       Mar 31
                                              -----------  -----------  -----------  -----------  -----------

DEBT SERVICE (g)
----------------

INTEREST EXPENSE AND
 AMORTIZATION OF DEFERRED
 FINANCING COSTS
Consolidated . . . . . . . . . . . . . . . .  $    23,832                     7,701        8,874        7,257
Combined, including share of
 partnerships. . . . . . . . . . . . . . . .       35,264                    11,560       12,671       11,033

CAPITALIZED INTEREST
 Consolidated. . . . . . . . . . . . . . . .        1,021                       260          296          465
 Combined, including share of
  partnerships . . . . . . . . . . . . . . .        1,240                       361          370          509

SCHEDULED PRINCIPAL PAYMENTS
 (NORMAL AMORTIZATION)
Consolidated . . . . . . . . . . . . . . . .        3,950                     1,472        1,271        1,207
Combined, including share of
  partnerships . . . . . . . . . . . . . . .        5,577                     2,020        1,809        1,748




















Third Quarter 2004                                                                                     Page 11
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                                                            2003
                                              ---------------------------------------------------------------
                                                  Year        Dec 31       Sep 30       Jun 30       Mar 31
                                              -----------  -----------  -----------  -----------  -----------

DEBT SERVICE (g)
----------------

INTEREST EXPENSE AND
 AMORTIZATION OF DEFERRED
 FINANCING COSTS
Consolidated . . . . . . . . . . . . . . . .  $    26,224        6,941        6,537        6,254        6,492
Combined, including share of
 partnerships. . . . . . . . . . . . . . . .       41,810       10,907       10,463       10,148       10,292

CAPITALIZED INTEREST
 Consolidated. . . . . . . . . . . . . . . .        2,054          521          498          643          392
 Combined, including share of
  partnerships . . . . . . . . . . . . . . .        2,264          546          540          734          444

SCHEDULED PRINCIPAL PAYMENTS
 (NORMAL AMORTIZATION)
Consolidated . . . . . . . . . . . . . . . .        3,967        1,004        1,043          968          952
Combined, including share of
  partnerships . . . . . . . . . . . . . . .        6,187        1,564        1,583        1,512        1,528















See notes on following pages

Third Quarter 2004                                                                                     Page 12
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                  SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30   Jun 30 (i)   Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONAL RATIOS
------------------

EBITDA, AS PERCENT
 OF TOTAL MARKET
 CAPITALIZATION
Consolidated . . . . . .                 6.6%       8.5%       7.9%       7.9%       8.5%       8.6%       9.7%
Combined, including
 share of unconsoli-
 dated affiliates debt .                 5.7%       7.3%       6.8%       6.8%       7.3%       7.2%       8.0%

INTEREST COVERAGE
Consolidated . . . . . .                  3.4        4.0        3.9        4.0        4.2        3.8        3.8
Combined, including
 share of partnerships .                  2.3        2.7        2.5        2.5        2.6        2.3        2.4

FIXED CHARGE COVERAGE (h)
Consolidated . . . . . .                  2.3        2.8        2.7        2.7        2.8        2.5        2.6
Combined, including
 share of partnerships .                  1.7        2.0        1.9        1.9        1.9        1.7        1.7

FINANCIAL RATIOS
----------------

DEBT TO TOTAL MARKET
 CAPITALIZATION
Consolidated . . . . . .                37.1%      34.4%      36.2%      45.6%      42.5%      44.5%      47.2%
Combined, including
 share of uncon-
 solidated affiliates. .                44.8%      43.3%      44.7%      53.0%      50.8%      53.9%      56.6%

DEBT TO TOTAL ASSETS, AT
 COST (before
 depreciation)
Consolidated . . . . . .                41.4%      37.1%      38.6%      46.8%      43.3%      42.7%      42.5%
Combined, including
 share of partnerships .                47.9%      44.8%      45.9%      52.6%      49.9%      50.0%      50.1%

Third Quarter 2004                                                                                     Page 13
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                      SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                                 QUARTER ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

Notes:


  (a) See page 15.

  (b) Represents dividends paid on all common and preferred shares and OP units.

  (c) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and which reflect the Company's interests in unconsolidated partnerships on the equity method.

  (d) All references to "Combined," "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (e) All preferred shares are convertible to common shares at the option of the holder.  All preferred shares are redeemable by AMLI starting in 2007.

  (f) Represents Minority Interest on the Company's Consolidated Balance Sheets.

  (g) Includes amortization of deferred and other financing costs, prepayment penalty and interest and amortization attributable to discontinued operations.

  (h) Includes interest expense, principal amortization and preferred dividends.  Information for 2003 has been re-stated to include principal amortization previously excluded.

  (i) Non-cash impairment loss of $1,191 recorded as a charge against net income in the three months ended
      June 30, 2003 had previously not been recorded as a charge against EBITDA, FFO and AFFO.  EBITDA, FFO and
      AFFO for the three months ended June 30, 2003, together with related per share amounts, have been restated because of the change in the FFO definition.













Third Quarter 2004                                                                                     Page 14
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                         FUNDS FROM OPERATIONS
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)
                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Company's share of
 communities'
 EBITDA (a). . . . . .$ 79,737            25,729   25,842   28,166   99,754   27,005   24,624   23,986   24,139

Share of Service
  Companies' EBITDA/
  FFO (b). . . . . . .    (419)              (96)    (210)    (113)   2,614      103    1,720      228      563
Other income . . . . .   1,417               224      429      764    1,039       87      568      188      196
Co-investment fee
 income (c). . . . . .   1,493               636      424      433    2,357      557      832      512      456
General and
 administrative. . . .  (4,860)             (871)  (1,793)  (2,196)  (5,910)  (1,255)  (1,605)  (1,310)  (1,740)
Discontinued opera-
 tions - gain on sale
 of bond financing . .   4,723             --       4,723    --       --       --       --       --       --
Non-cash impairment
 loss. . . . . . . . .    (150)             (150)   --       --      (1,341)    (150)   --      (1,191)   --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
EARNINGS BEFORE
 INTEREST, TAXES,
 DEPRECIATION
 AND AMORTIZATION
 (EBITDA). . . . . . .  81,941            24,472   29,415   27,054   98,513   26,347   26,139   22,413   23,614
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INTEREST EXPENSE (d)
Wholly-owned
 communities and
 portfolio debt. . . . (22,035)           (7,701)  (7,077)  (7,257) (26,222)  (6,941)  (6,537)  (6,253)  (6,491)
Prepayment penalty
 and write-off of
 unamortized deferred
 financing costs . . .  (1,121)            --      (1,121)   --       --       --       --       --       --
Share of partnership
 communities . . . . . (11,432)           (3,859)  (3,797)  (3,776) (15,588)  (3,966)  (3,927)  (3,894)  (3,801)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                       (34,588)          (11,560) (11,995) (11,033) (41,810) (10,907) (10,464) (10,147) (10,292)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

Third Quarter 2004                                                                                     Page 15
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                             FUNDS FROM OPERATIONS - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
SERVICE COMPANIES
 TAXES AND DEPRECIA-
 TION AND AMORTIZA-
 TION
  Taxes. . . . . . . .   1,536               520      522      494      636      391     (213)     303      155
  Depreciation and
   amortization. . . .  (2,538)             (856)    (845)    (837)  (3,124)    (806)    (778)    (780)    (760)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        (1,002)             (336)    (323)    (343)  (2,488)    (415)    (991)    (477)    (605)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
FUNDS FROM
 OPERATIONS (FF0). . .  46,351            13,576   17,097   15,678   54,215   15,025   14,684   11,789   12,717
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
CAPITAL EXPENDITURES
 PAID FROM FFO (e)
Wholly-owned
 communities . . . . .  (3,525)           (1,453)  (1,168)    (904)  (3,860)    (842)  (1,100)    (834)  (1,084)
Share of partnership
 communities . . . . .    (717)             (270)    (259)    (188)  (1,182)    (230)    (331)    (396)    (225)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        (4,242)           (1,723)  (1,427)  (1,092)  (5,042)  (1,072)  (1,431)  (1,230)  (1,309)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
ADJUSTED FUNDS FROM
 OPERATIONS (AFFO) . .$ 42,109            11,853   15,670   14,586   49,173   13,953   13,253   10,559   11,408
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

Notes:
  (a) See page 46.

  (b) See footnote on page 50.

  (c) See page 49.

  (d) Includes amortization of deferred and other financing costs.

  (e) For details, refer to the Company's Management Discussion and Analysis in the relevant Form 10-K or
      Form 10-Q filed with SEC.


Third Quarter 2004                                                                                     Page 16
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                     CONSOLIDATED (a) STATEMENTS OF OPERATIONS
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
RENTAL OPERATIONS
Revenue:
 Rental revenues . . .$ 98,158            35,146   33,090   29,922   97,426   28,064   25,115   22,330   21,917
 Rental expense. . . . (43,991)          (16,705) (14,975) (12,311) (42,478) (11,989) (11,343)  (9,831)  (9,315)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
   Income from
    rental
    operations . . . .  54,167            18,441   18,115   17,611   54,948   16,075   13,772   12,499   12,602
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
OTHER INCOME AND
 EXPENSES
 Income from
  partnerships (b) . .   2,549               616      430    1,503    5,831    1,596    1,309    1,469    1,457
 Fee income from
  unconsolidated
  partnerships . . . .   1,493               636      424      433    2,357      557      832      512      456
 Other income. . . . .   1,115               207      429      479    1,039       87      568      188      196
 Interest and
  amortization of
  deferred financing
  costs. . . . . . . . (21,640)           (7,701)  (7,035)  (6,904) (23,340)  (6,183)  (5,808)  (5,551)  (5,798)
 Prepayment penalty
  and write off of
  unamortized deferred
  financing costs. . .  (1,121)            --      (1,121)   --       --       --       --       --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                       (17,604)           (6,242)  (6,873)  (4,489) (14,113)  (3,943)  (3,099)  (3,382)  (3,689)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------










Third Quarter 2004                                                                                     Page 17
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                         CONSOLIDATED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
SERVICE COMPANIES'
 OPERATIONS
 Total revenue . . . .  37,284            11,752   11,839   13,693   70,962   15,997   19,017   13,882   22,066
 Total expenses. . . . (38,729)          (12,184) (12,372) (14,173) (70,836) (16,309) (18,288) (14,131) (22,108)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        (1,445)             (432)    (533)    (480)     126     (312)     729     (249)     (42)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
General and
 administrative. . . .  (4,860)             (871)  (1,793)  (2,196)  (5,910)  (1,255)  (1,605)  (1,310)  (1,740)
Depreciation . . . . . (27,635)          (10,017)  (9,246)  (8,372) (21,756)  (7,072)  (5,512)  (4,598)  (4,574)
Provision for loss
 on land held for
 development or sale .    (150)             (150)   --       --        (150)    (150)   --       --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME FROM CONTINUING
 OPERATIONS BEFORE
 SHARE OF GAINS ON
 SALES OF PROPERTIES .   2,473               729     (330)   2,074   13,145    3,343    4,285    2,960    2,557

Share of gain on
 sale of a partner-
 ship's property . . .   2,648             --       --       2,648    6,284    4,325    1,959    --       --
Impairment of an
 investment in a
 partnership . . . . .   --                --       --       --      (1,191)   --       --      (1,191)   --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME FROM CONTINUING
 OPERATIONS BEFORE
 MINORITY INTEREST . .   5,121    --         729     (330)   4,722   18,238    7,668    6,244    1,769    2,557

Minority interest. . .     (15)              (76)    (142)     203    1,330      575      690      (37)     102
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME FROM CONTINUING
 OPERATIONS. . . . . .   5,136               805     (188)   4,519   16,908    7,093    5,554    1,806    2,455
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------






Third Quarter 2004                                                                                     Page 18
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                         CONSOLIDATED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME FROM DISCON-
 TINUED OPERATIONS,
 NET OF MINORITY
 INTEREST
Income from discon-
 tinued operations,
 net of minority
 interest. . . . . . .   2,898               111      587    2,200    4,083    1,327      381    1,122    1,253
Gain on sale of
 rental communities,
 net of minority
 interest. . . . . . .  48,800            11,318   37,482    --       5,113    5,113    --       --       --
Gain on sale of Bond
 financing for a
 community sold,
 net of minority
 interest. . . . . . .   4,423             --       4,423    --       --       --       --       --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        56,121            11,429   42,492    2,200    9,196    6,440      381    1,122    1,253
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NET INCOME . . . . . .  61,257            12,234   42,304    6,719   26,104   13,533    5,935    2,928    3,708
Net income attribu-
 table to preferred
 shares. . . . . . . .   9,609             1,933    5,744    1,932    8,142    2,200    1,981    1,980    1,981
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NET INCOME ATTRIBU-
 TABLE TO COMMON
 SHARES. . . . . . . .$ 51,648            10,301   36,560    4,787   17,962   11,333    3,954      948    1,727
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) Includes other items of partnership operations such as interest income on invested funds, legal, audit and other costs of partnership administration including asset management fees paid to the Company, compensation received in the form of cash flow preference and share of income in excess of the Company's ownership percentage.

Third Quarter 2004                                                                                     Page 19
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                         COMBINED (a) STATEMENTS OF OPERATIONS
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
RENTAL OPERATIONS
 Rental revenues . . .$132,799            46,908   44,532   41,359  150,754   40,513   38,694   36,254   35,293
 Rental expenses . . . (58,412)          (21,672) (19,854) (16,886) (64,208) (16,874) (17,019) (15,627) (14,688)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
  Income from rental
   operations. . . . .  74,387            25,236   24,678   24,473   86,546   23,639   21,675   20,627   20,605
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

OTHER INCOME AND
 EXPENSES
 Fee income from
  unconsolidated
  partnerships . . . .   1,493               636      424      433    2,357      557      832      512      456
 Other income (b). . .   2,720               529      703    1,488    2,698      755      835      539      569
 Interest and
  amortization of
  deferred financing
  costs. . . . . . . . (33,043)          (11,530) (10,832) (10,681) (38,927) (10,149)  (9,734)  (9,446)  (9,598)
 Prepayment penalty
  and write-off of
  unamortized de-
  ferred financing
  costs. . . . . . . .  (1,121)            --      (1,121)   --       --       --       --       --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                       (29,951)          (10,365) (10,826)  (8,760) (33,872)  (8,837)  (8,067)  (8,395)  (8,573)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------











Third Quarter 2004                                                                                     Page 20
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                             COMBINED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)


                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
SERVICE COMPANIES'
 OPERATIONS
 Total revenue . . . .  37,284            11,752   11,839   13,693   70,962   15,997   19,017   13,882   22,066
 Total expenses. . . . (38,729)          (12,184) (12,372) (14,173) (70,836) (16,309) (18,288) (14,131) (22,108)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        (1,445)             (432)    (533)    (480)     126     (312)     729     (249)     (42)
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
General and
 administrative. . . .  (4,860)             (871)  (1,793)  (2,196)  (5,910)  (1,255)  (1,605)  (1,310)  (1,740)
Depreciation . . . . . (35,507)          (12,688) (11,856) (10,963) (33,595)  (9,742)  (8,447)  (7,713)  (7,693)
Provision for loss
 on land held for
 development or sale .    (150)             (150)   --       --        (150)    (150)   --       --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME FROM CONTINUING
 OPERATIONS BEFORE
 SHARE OF GAINS ON
 SALES OF PROPERTIES .   2,473               729     (330)   2,074   13,145    3,343    4,285    2,960    2,557
Share of gain on sale
 of a partnership's
 property. . . . . . .   2,648             --       --       2,648    6,284    4,325    1,959    --       --
Impairment of an
 investment in a
 partnership . . . . .   --                --       --       --      (1,191)   --       --      (1,191)   --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME FROM CONTINUING
 OPERATIONS BEFORE
 MINORITY INTEREST . .   5,121               729     (330)   4,722   18,238    7,668    6,244    1,769    2,557
Minority interest. . .     (15)              (76)    (142)     203    1,330      575      690      (37)     102
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME FROM CON-
 TINUING OPERATIONS. .   5,136               805     (188)   4,519   16,908    7,093    5,554    1,806    2,455
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------








Third Quarter 2004                                                                                     Page 21
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                             COMBINED (a) STATEMENTS OF OPERATIONS - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                 (Dollars in thousands, except for share data)

                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   Jun 30   Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME FROM DISCON-
 TINUED OPERATIONS,
 NET OF MINORITY
 INTEREST
Income from discon-
 tinued operations,
 net of minority
 interest. . . . . . .   2,898               111      587    2,200    4,083    1,327      381    1,122    1,253
Gain on sale of
 rental communities,
 net of minority
 interest. . . . . . .  48,800            11,318   37,482    --       5,113    5,113    --       --       --
Gain on sale of Bond
 financing for a
 community sold,
 net of minority
 interest. . . . . . .   4,423             --       4,423    --       --       --       --       --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        56,121            11,429   42,492    2,200    9,196    6,440      381    1,122    1,253
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NET INCOME . . . . . .  61,257            12,234   42,304    6,719   26,104   13,533    5,935    2,928    3,708
Net income attribut-
 able to preferred
 shares. . . . . . . .   9,609             1,933    5,744    1,932    8,142    2,200    1,981    1,980    1,981
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NET INCOME ATTRIBUT-
 ABLE TO COMMON
 SHARES. . . . . . . .$ 51,648            10,301   36,560    4,787   17,962   11,333    3,954      948    1,727
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

Notes:

  (a) All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (b) Includes other items of partnership operations such as interest income on invested funds, legal, audit and other costs of partnership administration including asset management fees paid to the Company, compensation received in the form of cash flow preference and share of income in excess of the Company's ownership percentage.

Third Quarter 2004                                                                                     Page 22
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                               CONSOLIDATED (a) BALANCE SHEETS
                                                                             (Unaudited, dollars in thousands)

                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

ASSETS
Rental apartments
 Land. . . . . . . . . .$             161,838    143,793    133,298    128,301    125,222    105,098    100,966
 Depreciable property. .            1,017,150    910,267    840,363    805,130    810,666    677,232    653,002
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                    1,178,988  1,054,060    973,661    933,431    935,888    782,330    753,968
Less: Accumulated
 depreciation. . . . . .             (139,925)  (130,897)  (125,470)  (116,830)  (138,343)  (131,332)  (125,786)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                    1,039,063    923,163    848,191    816,601    797,545    650,998    628,182
Rental apartments
 held for sale, net
 of accumulated
 depreciation (b). . . .                --        14,138     61,893     61,826      --         --         --
Rental apartments
 under development . . .                5,881      3,354      --         --         --         --        26,692
Land and predevelopment
 costs . . . . . . . . .               14,233     15,106     15,409     15,200     12,644     12,604     14,248

Investments in
 partnerships (c). . . .              132,787    133,641    140,546    147,291    169,363    193,244    193,356

Cash and
 cash equivalents. . . .                4,038      3,717      6,961      5,937      6,090      5,357      5,927
Service Companies'
 assets. . . . . . . . .               41,652     43,489     43,219     68,777     66,930     61,978     55,013
Other assets and
 deferred costs,
 net (d) . . . . . . . .               15,447     13,597     19,145     47,702     16,615     29,366     27,275
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
    TOTAL ASSETS . . . .$           1,253,101  1,150,205  1,135,364  1,163,334  1,069,187    953,547    950,693
                        ========== ========== ========== ========== ========== ========== ========== ==========





Third Quarter 2004                                                                                     Page 23
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                   CONSOLIDATED (a) BALANCE SHEETS - CONTINUED
                                                                             (Unaudited, dollars in thousands)


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LIABILITIES
Debt . . . . . . . . . .$             576,477    476,449    496,583    610,513    522,672    462,781    457,950
Distributions in
 excess of investments
 in and earnings from
 partnerships. . . . . .                6,243      6,126      6,022      6,184      6,175      5,969      5,822
Accrued expenses and
 other liabilities . . .               37,970     32,841     30,755     38,174     38,069     35,497     32,168
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   TOTAL LIABILITIES . .              620,690    515,416    533,360    654,871    566,916    504,247    495,940
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Mandatorily redeemable
 convertible preferred
 shares. . . . . . . . .               96,933     96,933     93,247     93,247     93,247     93,247     93,247

Minority interest. . . .               33,650     34,286     32,308     31,203     61,718     61,579     63,198

Total shareholders'
 equity. . . . . . . . .              501,828    503,570    476,449    384,013    347,306    294,474    298,308
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   TOTAL LIABILITIES
    AND SHAREHOLDERS'
    EQUITY . . . . . . .$           1,252,101  1,150,205  1,135,364  1,163,334  1,069,187    953,547    950,693
                        ========== ========== ========== ========== ========== ========== ========== ==========

Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.







Third Quarter 2004                                                                                     Page 24
Supplemental Information                                                     AMLI Residential Properties Trust

AMLI RESIDENTIAL                                                   CONSOLIDATED (a) BALANCE SHEETS - CONTINUED
                                                                             (Unaudited, dollars in thousands)

                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

(b) Net of accumulated
    depreciation of: . .$               --         4,041     23,991     23,991      --         --         --
                        ========== ========== ========== ========== ========== ========== ========== ==========

(c) See details in the
    Company's Form 10-K
    or Form 10-Q filed
    with the SEC.

(d) Includes the
    following:
     Deferred financing
      costs, net . . . .$               3,161      2,989      5,463      6,094      5,887      4,982      3,877
     Deferred development
      costs. . . . . . .                  801        718      3,556      4,123      4,053      3,738      4,780
     Operating receiva-
      bles and prepaid
      expenses . . . . .                2,745      2,587      3,034      3,530      1,989      2,240      3,007
     Deposits and
      restricted cash. .                3,311      2,546      2,938      2,248      2,420      2,179      2,166
     Notes receivable. .                3,515      2,766      2,766     30,112      1,874     10,960     11,168
     Advances to
      affiliates . . . .                  827        291        301        576       (287)     4,655      1,524
     Other . . . . . . .                1,087      1,700      1,087      1,019        679        512        753
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                        $              15,447     13,597     19,145     47,702     16,615     29,366     27,275
                        ========== ========== ========== ========== ========== ========== ========== ==========











Third Quarter 2004                                                                                     Page 25
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                   COMBINED (a) BALANCE SHEETS
                                                                             (Unaudited, dollars in thousands)

                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

ASSETS
Rental apartments
 Land. . . . . . . . . .$             211,071    193,025    182,529    177,625    178,058    162,671    156,655
 Depreciable property. .            1,320,851  1,213,756  1,143,565  1,112,374  1,141,120  1,039,799  1,002,147
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                    1,531,922  1,406,781  1,326,094  1,289,999  1,319,178  1,202,470  1,158,802
Less: Accumulated
 depreciation. . . . . .             (184,781)  (173,116)  (165,080)  (156,297)  (178,820)  (174,068)  (165,407)
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                    1,347,141  1,233,665  1,161,014  1,133,702  1,140,358  1,028,402    993,395
Rental apartments
 held for sale, net
 of accumulated
 depreciation (b). . . .                --        14,138     61,893     61,826      --         --         --
Rental apartments
 under development . . .               47,431     41,957     35,075     40,334     35,421     32,071     69,209
Land and predevelop-
 ment costs. . . . . . .               14,233     15,106     15,409     15,200     12,644     12,604     14,248

Cash and
 cash equivalents. . . .                7,147      6,583     10,201      8,817      9,699      8,898     10,058
Service Companies'
 assets. . . . . . . . .               41,635     43,489     43,219     68,777     66,930     61,978     55,013
Other assets and
 deferred costs,
 net (c) . . . . . . . .               17,518     16,025     21,738     51,507     20,484     29,401     28,047
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
    TOTAL ASSETS . . . .$           1,475,105  1,370,963  1,348,549  1,380,163  1,285,536  1,173,354  1,169,970
                        ========== ========== ========== ========== ========== ========== ========== ==========










Third Quarter 2004                                                                                     Page 26
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       COMBINED (a) BALANCE SHEETS - CONTINUED
                                                                             (Unaudited, dollars in thousands)


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LIABILITIES
Debt . . . . . . . . . .$             795,436    694,308    706,534    820,090    731,110    674,373    669,648
Accrued expenses and
 other liabilities . . .               47,258     41,866     40,011     51,610     52,155     49,681     45,569
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   TOTAL LIABILITIES . .              842,694    736,174    746,545    871,700    783,265    724,054    715,217
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Mandatorily redeemable
 convertible preferred
 shares. . . . . . . . .               96,933     96,933     93,247     93,247     93,247     93,247     93,247

Minority interest. . . .               33,650     34,286     32,308     31,203     61,718     61,579     63,198

Total shareholders'
 equity. . . . . . . . .              501,828    503,570    476,449    384,013    347,306    294,474    298,308
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   TOTAL LIABILITIES
    AND SHAREHOLDERS'
    EQUITY . . . . . . .$           1,475,105  1,370,963  1,348,549  1,380,163  1,285,536  1,173,354  1,169,970
                        ========== ========== ========== ========== ========== ========== ========== ==========

Notes:

  (a) All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.













Third Quarter 2004                                                                                     Page 27
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                       COMBINED (a) BALANCE SHEETS - CONTINUED
                                                                             (Unaudited, dollars in thousands)


                                             2004                                        2003
                         ------------------------------------------  ------------------------------------------
                          Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

  (b) Net of accumulated
      depreciation of: .$               --         4,041     23,991     23,991      --         --         --
                        ========== ========== ========== ========== ========== ========== ========== ==========

  (c) Includes the following:

      Deferred financing
       costs, net. . . .$               4,452      4,337      6,858      7,482      7,358      6,510      5,465
      Deferred develop-
       ment costs. . . .                  801        718      3,556      4,123      4,053      3,738      4,780
      Operating
       receivables
       and prepaid
       expenses. . . . .                2,997      3,052      3,544      4,297      2,206      2,716      3,492
      Deposits and
       restricted cash .                4,522      3,704      4,052      3,581      4,139      3,423      3,221
      Notes receivable .                2,690      1,941      1,941     30,112      1,874      8,277      8,485
      Advances to
       affiliates. . . .                  597        208        339        522       (144)     3,956      1,565
      Other. . . . . . .                1,459      2,065      1,448      1,390        998        781      1,039
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                        $              17,518     16,025     21,738     51,507     20,484     29,401     28,047
                        ========== ========== ========== ========== ========== ========== ========== ==========













Third Quarter 2004                                                                                     Page 28
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                             DEBT AND PREFERRED SHARES SUMMARY
                                                                                            SEPTEMBER 30, 2004
                                                                             (Unaudited, dollars in thousands)

CONSOLIDATED DEBT (a)
---------------------
                                                Weighted
                                                Average     Years to
Type of                             Percent     Interest    Maturity                                     Variable
of Indebtedness         Balance     of Total    Rate (c)      (d)      Secured    Unsecured   Fixed(e)     (e)
---------------         --------    --------    --------    --------   --------   ---------   --------   --------
Conventional
  mortgages. . . . . .  $400,077       69.4%        6.2%         4.9    400,077       --      400,077       --
Construction
  financing. . . . . .      --            0%          0%         0.0      --          --         --         --
Tax-exempt debt. . . .     9,500        1.6%        2.4%         0.2      9,500       --         --         9,500
Credit facilities (f).   159,000       27.6%        4.2%         1.6      --        159,000     70,000     89,000
Other (g). . . . . . .     7,900        1.4%        1.8%         0.0      --          7,900      --         7,900
                        --------     -------     -------     -------    -------     -------    -------    -------
    Total. . . . . . .  $576,477      100.0%        5.5%         3.9    409,577     166,900    470,077    106,400
                        ========     =======     =======     =======    =======     =======    =======    =======
  Percent of total . .                                                    71.0%       29.0%      81.5%      18.5%
                                                                        =======     =======    =======    =======

COMBINED DEBT, INCLUDING SHARE OF PARTNERSHIPS (b)
--------------------------------------------------
                                                Weighted
                                                Average     Years to
Type of                             Percent     Interest    Maturity                                     Variable
of Indebtedness         Balance     of Total    Rate (c)      (d)      Secured    Unsecured   Fixed(e)     (e)
---------------         --------    --------    --------    --------   --------   ---------   --------   --------
Conventional
  mortgages. . . . . .  $609,599       76.6%        6.5%         5.2    609,599       --       609,599      --
Construction
  financing. . . . . .    12,482        1.6%        4.7%         1.7     12,482       --         4,590      7,892
Tax-exempt debt. . . .     9,500        1.2%        2.4%         0.2      9,500       --         --         9,500
Credit facilities (f).   159,000       20.0%        4.2%         1.6      --        159,000     70,000     89,000
Other (g). . . . . . .     4,855        0.6%        1.8%         0.0      --          4,855      --         4,855
                        --------     -------     -------     -------    -------     -------    -------    -------
    Total. . . . . . .  $795,436      100.0%        6.0%         5.0    631,581     163,855    684,189    111,247
                        ========     =======     =======     =======    =======     =======    =======    =======
  Percent of total . .                                                    79.4%       20.6%      86.0%      14.0%
                                                                        =======     =======    =======    =======
See notes on the following page

Third Quarter 2004                                                                                     Page 29
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                             DEBT AND PREFERRED SHARES SUMMARY
                                                                                            SEPTEMBER 30, 2004
                                                                             (Unaudited, dollars in thousands)

PREFERRED SHARES
----------------
                                                                                                       Current
                                                             Number of         Out-                   Liquidation
                                Date          Original       Shares at       standing     Dividend    Preference
Security                      of Issue         Issue         Issuance         Shares        Rate         (h)
----------------------        ---------       --------       ---------       --------     --------    -----------

Convertible Preferred
  Series B                        (i)         $ 75,000       3,125,000      3,125,000        (j)           76,500

Convertible Preferred
  Series D (k)                 10/31/01         20,000         800,000        800,000        (l)           20,433
                                              --------       ---------      ---------                     -------
Total Preferred Shares                        $ 95,000       3,925,000      3,925,000                      96,933
                                              ========       =========      =========                     =======


Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (c) The Weighted Average Interest Rate for variable rate debt reflects (i) the variable rate in effect on the last day of the period (ii) the effective fixed interest rates on swaps and (iii) each financing's respective lender credit spread.

  (d) Years to Maturity reflects the expiration date of the credit enhancements supporting Tax-exempt debt, not the actual maturity dates of the bonds, which are in 2024.





Third Quarter 2004                                                                                     Page 30
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                 DEBT AND PREFERRED SHARES SUMMARY - CONTINUED
                                                                                            SEPTEMBER 30, 2004
                                                                             (Unaudited, dollars in thousands)



  (e) The following summarizes interest rate limitation and swap contracts associated with the Credit
      Facilities:


                                                                                Fixed Rate,
                                                                                 Excluding
                                                                                  Lender
      Type of                                                    Notional         Credit           Term of
      Contract      Counterparty                                  Amount          Spread          Contract
      --------      ------------                                 --------       -----------    ---------------
      Swap          Harris Trust & Savings Bank                  $ 10,000            6.438%    10/4/99- 10/4/04
      Cap           Commerzbank                                    15,000            4.000%    4/1/04 -  4/1/09
      Swap          Commerzbank                                    15,000            4.378%    4/1/04 -  4/1/09
      Swap          PNC Bank, N.A.                                 30,000            4.510%    4/1/04 -  4/1/09
                                                                  -------
                                                                  $70,000
                                                                  =======

  (f) See note (c) on page 32.

  (g) Demand notes payable by the Company to its managed partnerships.  Combined amount is net of elimination of
      Company's share.

  (h) Includes quarterly dividends payable in the following month.

  (i) Funded in three installments of $25 million each on 3/9/98, 6/30/98 and 9/30/98.

  (j) The dividend per share is the greater of an annualized (i) $1.84 per share or (ii) the amount payable on the common shares.

  (k) 800,000 preferred shares were issued at $25 per share.  These shares may be converted to 720,721 common shares, reflecting a conversion price of $27.75 per common share.

  (l) The dividend per share is the greater of an annualized (i) $2.1625 per share or (ii) the amount payable on the common shares.



Third Quarter 2004                                                                                     Page 31
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                               DEBT MATURITIES
                                                                                            SEPTEMBER 30, 2004
                                                                             (Unaudited, dollars in thousands)


CONSOLIDATED DEBT (a)
---------------------

                                                                                                   Wtd. Average
                                                                                                     Interest
                                                                                                     Rate on
                      Scheduled           Due at                             Percent to              Maturing
Year                 Amortization        Maturity           Total              Total                   Debt
----------           ------------       -----------      -----------         -----------           ------------
2004                    $  1,602           7,900              9,502                1.7%                   1.8%
2005                       6,612          31,024             37,636                6.5%                   8.2%
2006                       5,798         211,767            217,565               37.8%                   4.8%
2007                       4,074          75,073(c)          79,147               13.7%                   6.7%
2008                       3,749          11,301             15,050                2.6%                   7.0%
2009                       3,993           --                 3,993                0.7%                   0.0%
2010                       4,288           --                 4,288                0.7%                   0.0%
2011                       3,002         119,104            122,106               21.2%                   6.6%
2012                       1,713           --                 1,713                0.3%                   0.0%
2013                       1,818             --               1,818                0.3%                   0.0%
Thereafter                10,006          73,653(d)          83,659               14.5%                   4.9%
                        --------         -------            -------              ------                  -----
    Total               $ 46,655         529,822            576,477              100.0%                   5.5%
                        ========         =======            =======              ======                  =====
  Percent to Total          8.1%           91.9%             100.0%
                        ========         =======            =======

















Third Quarter 2004                                                                                     Page 32
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                   DEBT MATURITIES - CONTINUED
                                                                                            SEPTEMBER 30, 2004
                                                                             (Unaudited, dollars in thousands)


COMBINED DEBT, INCLUDING SHARE OF PARTNERSHIPS (b)
--------------------------------------------------

                                                                                                   Wtd. Average
                                                                                                     Interest
                                                                                                     Rate on
                      Scheduled           Due at                             Percent to              Maturing
Year                 Amortization        Maturity           Total              Total                   Debt
----------           ------------       -----------      -----------         -----------           ------------

2004                    $  2,186           4,855              7,041                0.9%                   2.2%
2005                       9,017          31,024             40,041                5.0%                   8.2%
2006                       8,446         248,713            257,159               32.3%                   5.1%
2007                       6,538         105,435(c)         111,973               14.1%                   7.2%
2008                       5,562          45,578             51,140                6.4%                   7.0%
2009                       5,517          44,389             49,906                6.3%                   6.7%
2010                       5,483          10,447             15,930                2.0%                   8.3%
2011                       3,501         148,421            151,922               19.1%                   6.7%
2012                       2,087           2,678              4,765                0.6%                   6.4%
2013                       2,172           8,009             10,181                1.3%                   5.2%
Thereafter                16,798          78,580(d)          95,378               12.0%                   5.0%
                        --------         -------            -------              ------                  -----
    Total               $ 67,307         728,129            795,436              100.0%                   5.9%
                        ========         =======            =======              ======                  =====
  Percent to Total          8.5%           91.5%             100.0%
                        ========         =======            =======

Notes:

  (a) All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
      Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

  (b) All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

  (c) The Company's primary unsecured line of credit is in the amount of $240,000 and matures in
      May 2006.

  (d) Includes Bonds which mature in 2024. The credit enhancement on $9,500 expires on December 18, 2004.


Third Quarter 2004                                                                                     Page 33
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                    SAME STORE COMMUNITIES (a)
                                                                                                 QUARTER ENDED
                                                                             (Unaudited, dollars in thousands)

AVERAGE PHYSICAL OCCUPANCY (b)
------------------------------

                        Percent Change -
                        Current Quarter
                         Compared to
               Apart-   ----------------                  2004                                2003
               ment      Last     Last     ---------------------------------   ---------------------------------
Market         Homes     Year    Quarter   Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
------         ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Dallas          6,407     0.1%      1.8%             92.9%    91.1%    92.5%    93.1%    92.8%    91.2%    87.5%
Atlanta         3,992    -0.2%      1.0%             94.9%    93.9%    93.5%    94.5%    95.1%    92.0%    91.5%
Austin          2,221     0.3%      1.8%             94.1%    92.3%    91.4%    92.4%    93.7%    91.2%    91.7%
Houston         1,133    -0.3%      2.1%             94.3%    92.2%    94.6%    93.4%    94.6%    91.0%    89.0%
Indianapolis    2,428    -0.5%      0.9%             93.5%    92.6%    91.8%    93.1%    94.0%    91.2%    89.4%
Kansas City     2,192     1.2%      1.6%             94.6%    93.1%    92.7%    92.7%    93.5%    90.6%    89.4%
Chicago         3,243     1.5%      0.9%             95.5%    94.6%    93.0%    93.3%    94.0%    92.1%    88.6%
Denver          1,260     0.1%     -0.6%             92.0%    92.6%    90.5%    90.8%    92.0%    86.2%    82.7%
               ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Total          22,876     0.3%      1.3%             94.0%    92.7%    92.6%    93.1%    93.7%    91.1%    89.0%
               ======   ======    ======   ======   ======   ======   ======   ======   ======   ======   ======


















Third Quarter 2004                                                                                     Page 34
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                                 QUARTER ENDED
                                                                             (Unaudited, dollars in thousands)
WEIGHTED AVERAGE COLLECTED REVENUE PER OCCUPIED UNIT (c)
--------------------------------------------------------

                        Percent Change -
                        Current Quarter
                         Compared to
               Apart-   ----------------                  2004                                2003
               ment      Last     Last     ---------------------------------   ---------------------------------
Market         Homes     Year    Quarter   Dec 31   Sep 30   Jun 30   Mar 31   Dec 31   Sep 30   Jun 30   Mar 31
------         ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Dallas          6,407     0.5%      0.8%            $  845      838      831      824      841      853      865
Atlanta         3,992     0.4%      0.7%               887      881      872      871      884      892      892
Austin          2,221    -1.5%      0.9%               783      776      775      773      794      819      823
Houston         1,133    -1.9%      0.2%             1,033    1,031    1,022    1,019    1,053    1,063    1,068
Indianapolis    2,428    -2.0%      0.4%               799      795      794      788      815      816      816
Kansas City     2,192    -0.5%      0.1%               810      808      801      802      814      820      813
Chicago         3,243    -2.0%     -0.5%             1,058    1,063    1,058    1,064    1,079    1,100    1,112
Denver          1,260    -0.8%      2.1%               958      938      951      961      965    1,028    1,038
               ------   ------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Total          22,876    -0.7%      0.5%            $  884      879      874      873      890      905      910
               ======   ======    ======   ======   ======   ======   ======   ======   ======   ======   ======


Notes:

  (a) Information shown is Combined, including partnership communities at 100%.

  (b) Represents average daily physical occupancy which includes model units as vacant units.

  (c) Represents amounts collected for rent and other income.









Third Quarter 2004                                                                                     Page 35
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                    SAME STORE COMMUNITIES (a)
                                                                                        QUARTER AND YEAR ENDED
                                                                             (unaudited, dollars in thousands)

TOTAL REVENUES (b)
------------------
                Percent Change-
                Current Quarter
                Compared to
        Apart-  ---------------                    2004                                     2003
        ment     Last    Last    ---------------------------------------  ---------------------------------------
Market  Homes    Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
------  ------  ------  -------  -------- ------  ------  ------  ------  -------  ------  ------ ------- -------

Dallas   6,407    0.2%     2.6%  $ 44,542         15,077  14,692  14,773   59,295  14,749  15,048  14,941  14,557
Atlanta  3,992    0.2%     1.9%    29,752         10,086   9,902   9,764   39,524   9,862  10,064   9,827   9,771
Austin   2,221   -1.0%     3.0%    14,387          4,907   4,763   4,717   19,725   4,759   4,959   4,977   5,030
Houston  1,133   -2.2%     2.4%     9,829          3,310   3,232   3,287   13,144   3,235   3,386   3,290   3,233
Indiana-
 polis   2,428   -2.3%     1.7%    16,073          5,440   5,350   5,283   21,522   5,321   5,571   5,417   5,213
Kansas
 City    2,192    0.7%     1.8%    14,866          5,037   4,946   4,884   19,561   4,893   5,002   4,886   4,780
Chicago  3,243   -0.4%     0.4%    29,180          9,824   9,785   9,571   38,973   9,657   9,869   9,862   9,585
Denver   1,260   -0.7%     1.5%     9,867          3,332   3,282   3,253   13,217   3,301   3,355   3,351   3,210
        ------  ------  -------  -------- ------  ------  ------  ------   ------  ------  ------  ------  ------

Total   22,876   -0.4%     1.9%  $168,495         57,013  55,952  55,532  224,961  55,777  57,254  56,551  55,379
        ======  ======   ======  ======== ======  ======  ======  ======   ======  ======  ======  ======  ======



















Third Quarter 2004                                                                                     Page 36
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                             (unaudited, dollars in thousands)


EXPENSES (b)
------------
                Percent Change-
                Current Quarter
                Compared to
        Apart-  ---------------                    2004                                     2003
        ment     Last    Last    ---------------------------------------  ---------------------------------------
Market  Homes    Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
------  ------  ------  -------  -------- ------  ------  ------  ------  -------  ------  ------ ------- -------

Dallas   6,407    1.6%     2.6%  $ 20,115          7,116   6,935   6,064   26,643   6,619   7,007   6,714   6,303
Atlanta  3,992    0.6%    -7.0%    11,840          3,921   4,217   3,702   14,951   3,780   3,903   3,679   3,589
Austin   2,221    6.5%   -11.1%     6,826          2,183   2,456   2,187    8,598   2,080   2,050   2,198   2,270
Houston  1,133    6.3%     3.7%     4,432          1,550   1,495   1,387    5,705   1,380   1,459   1,460   1,406
Indiana-
 polis   2,428    7.8%    46.2%     6,560          2,585   1,768   2,207    9,048   2,195   2,399   2,258   2,196
Kansas
 City    2,192  -19.2%   -15.3%     5,324          1,655   1,953   1,716    7,135   1,552   2,047   1,869   1,667
Chicago  3,243   -1.1%     0.4%    12,178          4,157   4,139   3,882   15,937   3,940   4,205   4,100   3,692
Denver   1,260    3.6%     2.6%     3,548          1,285   1,253   1,010    4,617   1,114   1,240   1,297     967
        ------  ------  -------  -------- ------  ------  ------  ------   ------  ------  ------  ------  ------

Total   22,876    0.6%     1.0%  $ 70,823         24,452  24,216  22,155   92,634  22,660  24,310  23,575  22,089
        ======  ======   ======  ======== ======  ======  ======  ======   ======  ======  ======  ======  ======






















Third Quarter 2004                                                                                     Page 37
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                             (unaudited, dollars in thousands)

NET OPERATING INCOME (b)
------------------------

                Percent Change-
                Current Quarter
                Compared to
        Apart-  ---------------                    2004                                     2003
        ment     Last    Last    ---------------------------------------  ---------------------------------------
Market  Homes    Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
------  ------  ------  -------  -------- ------  ------  ------  ------  -------  ------  ------ ------- -------

Dallas   6,407   -1.0%     2.6%  $ 24,427          7,961   7,757   8,709   32,652   8,130   8,041   8,227   8,254
Atlanta  3,992    0.1%     8.4%    17,912          6,165   5,685   6,062   24,573   6,082   6,161   6,148   6,182
Austin   2,221   -6.3%    18.1%     7,561          2,724   2,307   2,530   11,127   2,679   2,909   2,779   2,760
Houston  1,133   -8.7%     1.3%     5,397          1,760   1,737   1,900    7,439   1,855   1,927   1,830   1,827
Indiana-
 polis   2,428  -10.0%   -20.3%     9,513          2,855   3,582   3,076   12,474   3,126   3,172   3,159   3,017
Kansas
 City    2,192   14.4%    13.0%     9,543          3,382   2,993   3,168   12,426   3,341   2,955   3,017   3,113
Chicago  3,243    0.1%     0.4%    17,002          5,667   5,646   5,689   23,036   5,717   5,664   5,762   5,893
Denver   1,260   -3.2%     0.9%     6,319          2,047   2,029   2,243    8,600   2,187   2,115   2,054   2,244
        ------  ------  -------  -------- ------  ------  ------  ------  -------  ------  ------  ------  ------

Total   22,876   -1.2%     2.6%  $ 97,674         32,561  31,736  33,377  132,327  33,117  32,944  32,976  33,290
        ======  ======   ======  ======== ======  ======  ======  ======  =======  ======  ======  ======  ======



Notes:

  (a) Information shown is Combined, including share of partnership communities at 100%.

  (b) See page 46 for components of same store community revenue, expenses, net operating income and EBITDA.










Third Quarter 2004                                                                                     Page 38
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                    SAME STORE COMMUNITIES (a)
                                                                                        QUARTER AND YEAR ENDED
                                                   (Unaudited, dollars in thousands except per apartment home)

OPERATING EXPENSES
------------------
                Percent Change-
                Current Quarter
                Compared to
                ---------------                    2004                                     2003
                 Last    Last    ---------------------------------------  ---------------------------------------
Expense          Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
-------         ------  -------  -------- ------  ------  ------  ------  -------  ------  ------ ------- -------

Personnel         6.4%     5.9%  $ 17,350          6,111   5,771   5,468   21,858   5,409   5,741   5,625   5,083
Advertising
 and promotion   -3.2%    12.6%     3,342          1,268   1,126     948    4,519   1,031   1,310   1,120   1,058
Utilities       -13.7%    16.2%     4,895          1,811   1,558   1,526    6,794   1,629   2,097   1,543   1,525
Building
 repairs and
 maintenance     11.1%     1.1%     9,611          3,708   3,669   2,234   11,204   2,820   3,338   2,793   2,253
Landscaping
 and grounds
 maintenance     -5.4%   -17.1%     3,248          1,131   1,365     752    4,318     901   1,195   1,349     873
Real estate
 taxes            0.4%    -0.3%    21,724          7,030   7,054   7,640   29,564   7,343   7,005   7,466   7,750
Insurance       -31.4%   -35.0%     2,907            713   1,096   1,098    4,083   1,093   1,039     981     970
Property
 management
 fees            -2.4%     2.0%     5,983          2,023   1,984   1,976    8,159   1,995   2,072   2,066   2,026
Other            28.0%    10.8%     1,763            657     593     513    2,135     439     513     632     550
                ------  -------  -------- ------  ------  ------  ------   ------  ------  ------  ------  ------

                  0.6%     1.0%  $ 70,823         24,452  24,216  22,155   92,634  22,660  24,310  23,575  22,089
                ======  =======  ======== ======  ======  ======  ======   ======  ======  ======  ======  ======










Third Quarter 2004                                                                                     Page 39
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                        SAME STORE COMMUNITIES (a) - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                   (Unaudited, dollars in thousands except per apartment home)

CAPITAL EXPENDITURES (b)
------------------------
                Percent Change-
                Current Quarter
                Compared to
                ---------------                    2004                                     2003
                 Last    Last    ---------------------------------------  ---------------------------------------
                 Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
                ------  -------  -------- ------  ------  ------  ------  -------  ------  ------  ------  ------
Total            10.9%    17.5%  $  4,861          1,964   1,672   1,225    6,075   1,250   1,772   1,824   1,229
                ======  =======  ======== ====== =======  ======  ======   ======  ======  ======  ======  ======
Per apartment
  home                                213             86      73      54      266      55      77      80      54
                                 ======== ====== =======  ======  ======   ======  ======  ======  ======  ======


TOTAL OPERATING COST (c)
------------------------

                Percent Change-
                Current Quarter
                Compared to
                ---------------                    2004                                     2003
                 Last    Last    ---------------------------------------  ---------------------------------------
                 Year   Quarter    Year   Dec 31  Sep 30  Jun 30  Mar 31    Year   Dec 31  Sep 30  Jun 30  Mar 31
                ------  -------  -------- ------  ------  ------  ------  -------  ------  ------  ------  ------
Total             1.3%     2.0%  $ 75,684         26,416  25,888  23,380   98,709  23,910  26,082  25,399  23,318
                ======  =======  ======== ====== =======  ======  ======   ======  ======  ======  ======  ======
Per apartment
  home                              3,309          1,155   1,132   1,022    4,314   1,045   1,140   1,110   1,019
                                 ======== ====== =======  ======  ======   ======  ======  ======  ======  ======

Notes:

  (a) Information shown is Combined, including share of partnership communities at 100%.

  (b) See details in the Company's Form 10-K or Form 10-Q filed with the SEC.

  (c) Total operating cost equals the sum of the operating expenses and capital expenditures.


Third Quarter 2004                                                                                     Page 40
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                        SAME COMMUNITY
                                                        RENTAL REVENUE


The following graphs present same community monthly total revenue for the first nine months of 2004 in black, compared to monthly total revenue for the twelve months of 2003 in gray. Commentary and financial data relate to "Combined" operations, including partnership communities at 100%. Note that occupancy changes are disclosed in absolute terms, and economic data is as of August 2004.


ALL COMMUNITIES
---------------

For the third quarter of 2004 compared to the third quarter of 2003, total revenue for all same store communities in AMLI's portfolio declined by 0.4% while operating expenses increased by 0.6%, resulting in a decrease in net operating income (NOI) of 1.2%. The slight decrease in revenues resulted from a 0.9% decrease in rental income and a 5.0% increase in other income, which was primarily attributable to higher leasing-related fees and previous collections. The rental income decline was due to a combination of a 0.4% decrease in in-place rental rates, as measured by collected rent per occupied unit, and a 0.3% increase in occupancy to 94.0%. Collected rent per occupied unit was down in seven of AMLI's eight markets, whereas occupancies were up in five of eight markets. Sequentially, comparing the current quarter to the second quarter of 2004, revenue increased 1.9% (for the second consecutive quarterly increase), operating expenses increased 1.0% and net operating income increased 2.6%. The increase in sequential revenue was the result of a 1.7% increase in rental income (reflecting an increase in collected rent per occupied unit in six of eight markets and an increase in occupancy in seven of eight markets) and a 4.8% increase in other income, mainly due to increases in leasing-related fees. Overall employment in seven of AMLI's markets increased during the twelve months ended August 2004.


DALLAS/FT. WORTH
----------------

DALLAS/FT. WORTH same community total revenue, operating expenses and NOI for the third quarter 2004 increased 0.2%, increased 1.6% and decreased 1.0%, respectively, compared to the same period in 2003. The increase in revenue was due to a 2.2% increase in collected rents per occupied unit as well as a 0.1% increase in occupancy. Other income increased by 8.7% on a year-over-year basis due to higher collections in several fee categories. On a sequential basis compared to the prior quarter, total revenue increased 2.6% (for the third consecutive quarter) as a result of increases in both occupancy and collected rent per occupied unit of 1.8% and 0.5%, respectively; operating expenses increased 2.6% (mainly due to higher than anticipated real estate taxes and an increase in utility costs) and NOI increased by 2.6%. Moderate job growth continued in the region as the DF/W metroplex added 13,400 jobs in the trailing 12 months ended August 2004. Job growth will need to accelerate in the future year to help absorb the relatively high permit activity that remains in this market as 9,897 permits have been issued, representing 1.9% of existing stock, for the year ending August 2004.












Third Quarter 2004                                             Page 41
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                        SAME COMMUNITY
                                            RENTAL REVENUE - CONTINUED



ATLANTA
-------

ATLANTA same community total revenue and operating expenses increased 0.2% and 0.6%, respectively, compared to the same quarter a year ago, resulting in no change in NOI. The slight increase in revenue was due to an 11.0% increase in other income as rental income decreased 0.7%. Rental income fell slightly as collected rent per occupied unit declined 1.0% and occupancy slipped 0.2% to 94.9%. The increase in other income was due to higher fees associated with increased leasing and corporate homes activity. Sequentially, compared to the second quarter of 2004, total revenue and NOI increased 1.9% and 8.4% respectively, while operating expenses declined 7.0%. The increase in total revenue was the result of a 1.5% increase in rental income, as well as a 5.9% increase in other income. The increase in rental income was the result of a 1.0% gain in occupancy and a 0.2% decrease in collected rent per occupied unit. The decrease in operating expense was primarily due to timing of R&M and landscaping projects, as well as a positive adjustment to real estate taxes. The challenge in Atlanta remains absorption of new supply, with 13,185 units permitted for the year ending August 2004, which represents a 3.5% increase to the existing apartment stock. Encouraging news in Atlanta remains the employment growth outlook. For the year ending August 2004, employment posted a gain of 11,200 jobs, or a modest 0.5% growth rate compared to net job loss for the same period of a year ago.


CHICAGO
-------

CHICAGO same community NOI for the third quarter of 2004 compared to the third quarter of 2003 increased by 0.1% as a result of a decrease in total revenue of 0.4% and a 1.1% decrease in operating expenses. The revenue decrease was the result of a 0.1% decrease in rental income and a 4.1% decrease in other income. The decrease in rental income was driven by a 1.5% increase in occupancy (to 95.5%) and a 1.7% decrease in collected rent per occupied unit. Sequentially, comparing the current quarter to the second quarter of 2004, total revenues were up 0.4% as rental income was up 0.6% and other income was down 2.3%. The change in rental income was due to an increase in occupancy of 0.8% and a 0.2% decrease in collected rent per occupied unit. Operating expenses increased only 0.4%, resulting in an increase in sequential NOI of 0.4%. Chicago is finally showing a positive employment trend, albeit at a modest 0.2% rate, which is well below the U.S. average and below those in Houston, Dallas Austin and Atlanta. On the supply side, the Chicago metro area issued permits for 9,468 new multifamily units, representing 1.4% of existing apartment stock, for the year ending August 2004, a 0.9% decrease from 2003. It should again be noted that in Chicago a significant portion of permits issued are for "for-sale" housing and will not directly compete with "for-rent" product. AMLI's market research shows approximately 1,700 institutional grade apartment units currently under construction in the Chicago metropolitan area, a very small number of new units for a market the size of Chicago.













Third Quarter 2004                                             Page 42
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                        SAME COMMUNITY
                                            RENTAL REVENUE - CONTINUED



AUSTIN
------

AUSTIN same community total revenue, operating expenses and NOI for the third quarter of 2004 decreased 1.0%, increased 6.5% and decreased 6.3%, respectively, compared to the same period in 2003. The decrease in total revenue was primarily the result of a 2.5% decrease in average collected rent per occupied unit. Offsetting this decrease, however, was a 0.3% increase in occupancy. Operating expenses increased primarily due to higher payroll costs associated with the use of some temporary help. On a sequential basis, comparing the current quarter to the second quarter of 2004, total revenue increased by 3.0%, due to an increase in rental income of 2.7% and an increase in other income of 7.1%. Occupancy increased 1.8% while collected rent per occupied unit increased 0.5%. NOI increased 18.1% due to an 11.1% decrease in operating expenses. The decrease in expenses is primarily due to a favorable adjustment in real estate taxes. Austin continues to struggle with absorption as approximately 3,949 new units have been completed in the past twelve months. Permit activity remains relatively stable as 2,658 permits, representing 1.8% of existing stock, which were issued for the year ending August 2004, a decrease of 27% from the same period a year ago. At the same time job growth appears to be taking hold in this market as 4,500 jobs were added in the twelve months ended August 2004.


KANSAS CITY
-----------

KANSAS CITY same community total revenue and NOI for the third quarter of 2004 increased 0.7% and 14.4%, respectively, compared to the third quarter of 2003. Operating expenses in the current quarter compared to last year decreased 19.2%. The increase in revenue is due to a decrease in rental income of 0.1% and a 9.2% increase in other income. The decline in rental income was primarily the result of a 1.3% decrease in collected rent per occupied unit, which was partially offset by an increase in occupancy of 1.2% to 94.6%. The increase in other income was due to an increase in termination fees, cable revenues and other fees. The decrease in operating expenses was primarily due to lower costs associated with R&M projects and marketing, as well as positive adjustment to real estate taxes. On a sequential basis, total revenue and NOI increased 1.8% and 13.0%, respectively, compared to the second quarter of 2004, and operating expenses decreased by 15.3%. The expense decrease was primarily due to the timing of R&M projects and a positive real estate tax adjustment. Sequential rental income increased 1.7% resulting from a 0.1% increase in collected rent per occupied unit and a 1.6% gain in occupancy during the quarter. Other income also posted a sequential gain, up 2.8% primarily on the strength of higher cable revenue fees. Demand fundamentals in Kansas are trending in the right direction as there have been positive signs in both job growth and multifamily permits in 2004. For the year ending August 2004, the Kansas City metro area gained 1,400 jobs, a marked improvement compared to the 2,600 jobs lost for the same period of a year ago. In addition, multifamily permits have trended down over the past year. For the year ending August 2004, authorized permits totaled 1,139 units, a 53.6% decrease over the same period of a year ago, and representing a 0.9% increase to the existing apartment stock.









Third Quarter 2004                                             Page 43
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                        SAME COMMUNITY
                                            RENTAL REVENUE - CONTINUED



INDIANAPOLIS
------------

INDIANAPOLIS same community total revenue decreased 2.3%, operating expenses increased 7.6% and NOI decreased 9.9% for the third quarter 2004 versus the same period of a year ago. Rental income on a year-over-year basis fell by 1.3% as a result of a decrease occupancy, which fell by 0.5% to 93.5%, and collected rent per occupied unit, which was down 1.0%. Other income also declined 13.3% due to lower fees in numerous categories received in the previous period. The increase in operating expenses was the result of planned repair and maintenance projects completed during the quarter. Sequentially, compared to the second quarter of 2004, total revenue increased 1.7%, operating expenses increased 46.2% and NOI decreased 20.3%. The increase in revenue was due to a 1.3% increase in rental income due to a 0.9% and 0.1% increase in occupancy and collected rent per occupied unit, respectively. Other income also increased by 6.1% from the previous quarter. The significant increase in operating expenses is primarily due to higher payroll cost, timing of planned repair and maintenance projects, and a negative real estate tax adjustment. Absent the real estate tax adjustments, operating expenses would have increased 15.8%. Demand and supply fundamentals in Indianapolis continue to be a concern. The BLS reported job losses of 7,000 for the year ending August 2004. In addition, 1,638 multifamily permits have been authorized over the past year, which is a 38.8% decrease from the same period of a year ago, and represents a 1.3% increase to the existing apartment stock.


HOUSTON
-------

HOUSTON same community total revenue, operating expenses and NOI for the third quarter of 2004 decreased 2.2%, increased 6.3%, and decreased 8.7%, respectively, compared to the same period in 2003. Rental income decreased 2.6%, mainly due to a decrease in collected rent per occupied unit of 2.2% and a decrease in occupancy of 0.3%, and other income increased 2.8%. Sequentially, comparing the current quarter to the second quarter of 2004, total revenue increased by 2.4% on the strength of a 2.2% increase in rental income and a 4.9% increase in other income. Occupancy improved 2.1% while collected rent per occupied unit was flat. Houston will be faced with challenging supply fundamentals as permit activity remains high with 12,192 permits, representing 2.7% of existing stock, issued for the year ending august 2004. On the demand side, Houston is beginning to show signs of a solid rebound as it registered an increase of approximately 23,100 jobs for the twelve months ended August 2004.




















Third Quarter 2004                                             Page 44
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                        SAME COMMUNITY
                                            RENTAL REVENUE - CONTINUED



DENVER
------

DENVER same community total revenue decreased by 0.7%, operating expenses increased by 3.6% and NOI fell by 3.2% for the third quarter of 2004 compared to the third quarter of 2003. Rental income on a year-over-year basis fell 2.4% due to continued weakness in the market, which pushed collected rent per occupied unit down by 2.5%. Occupancy improved to 92.0%, up 0.1%, helping to limit the decline in rental income. Other income limited the decline in total revenue by growing 18.9% for the quarter due to higher fee collection in numerous categories. The increase in operating expenses is primarily due to planned repair and maintenance projects during the quarter and higher utility costs. On a sequential basis, comparing the current quarter to the second quarter of 2004, total revenue, operating expenses and NOI increased 1.5%, 2.6% and 0.9%, respectively. The expense increase was primarily due to higher utility costs. Rental income increased 0.4% on the strength of a 1.0% increase in collected rent per occupied unit, which was limited by a 0.6% decrease in occupancy. In addition to rental income, other income increased by 13.2% due to previous collections, parking income and late fees. The Denver/Boulder metro is beginning to see a strengthening in demand/supply fundamentals as job growth has finally turned positive and the authorization of multifamily permits has slowed dramatically. For the year ending August 2004, the metro area experienced a gain of 3,700 jobs, a positive 0.3% growth rate, which is in sharp contrast to the 29,800 jobs lost during the same period of one year ago. Additionally multifamily permitting has declined over the past twenty-four months. For the year ending August 2004, authorized permits totaled 3,987 units, representing a 1.7% increase to the existing apartment stock, a 27.0% and 49.6% decrease over the same period of one and two years ago respectively


































Third Quarter 2004                                             Page 45
Supplemental Information             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                             COMPONENTS OF NOI
                                                                                    QUARTER ENDED SEPTEMBER 30
                                                                                        (Dollars in thousands)

                          Wholly-Owned Communities (a)        Combined at 100%        Combined at AMLI's Share
                          ---------------------------- ---------------------------- ----------------------------
                                              Percent                      Percent                      Percent
                            2004      2003    Change     2004      2003    Change     2004      2003    Change
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
REVENUES
Same store
 communities (b) . . . .    28,599    23,632     21.0%   57,013    57,254     -0.4%   39,003    35,295     10.5%
New communities (c). . .       843       615     37.0%    4,583     4,045     13.3%    1,828     1,524     20.0%
Communities under
 development and
 lease-up. . . . . . . .       699         0      0.0%    2,417       733    229.9%    1,071       147    631.0%
Acquisition
 communities (d) . . . .     4,237         0      0.0%    4,237         0      0.0%    4,237         0      0.0%
Communities under
 rehab (e) . . . . . . .       768       868    -11.5%      768       868    -11.5%      768       868      0.0%
Communities sold (f) . .       750     5,177    -85.5%      751     8,996    -91.7%      750     6,038    -87.6%
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
                            35,896    30,292     18.5%   69,769    71,896     -3.0%   47,657    43,872      8.6%
                          ========  ========  ======== ========  ========  ======== ========  ========  ========
EXPENSES
Same store
 communities (b) . . . .    12,798    10,634     20.3%   24,452    24,310      0.6%   17,123    15,396     11.2%
New communities (c). . .       640       259    147.6%    2,025     1,708     18.6%    1,003       639     57.0%
Communities under
 development and
 lease-up. . . . . . . .       502         0      0.0%    1,694       526    222.2%      780       107    632.1%
Acquisition
 communities (d) . . . .     2,370         0      0.0%    2,370         0      0.0%    2,370         0      0.0%
Communities under
 rehab (e) . . . . . . .       395       451    -12.4%      395       451    -12.4%      395       451      0.0%
Communities sold (f) . .       608     2,494    -75.6%      608     4,412    -86.2%      608     2,924    -79.2%
                          --------  --------  -------- --------  --------  -------- --------  --------  --------
                            17,313    13,838     25.1%   31,544    31,407      0.4%   22,279    19,517     14.2%
                          ========  ========  ======== ========  ========  ======== ========  ========  ========







Third Quarter 2004                                                                                     Page 46
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                 COMPONENTS OF NOI - CONTINUED
                                                                                    QUARTER ENDED SEPTEMBER 30
                                                                                        (Dollars in thousands)


                          Wholly-Owned Communities (a)        Combined at 100%        Combined at AMLI's Share
                          ---------------------------- ---------------------------- ----------------------------
                                              Percent                      Percent                      Percent
                            2004      2003    Change     2004      2003    Change     2004      2003    Change
                          --------  --------  -------- -------   -------   -------- --------  --------  --------
NET OPERATING INCOME
Same store
 communities (b) . . . .    15,801    12,998     21.6%  32,561    32,944      -1.2%   21,880    19,899     10.0%
New communities (c). . .       203       356    -43.1%   2,558     2,337       9.5%      825       885     -6.8%
Communities under
 development and
 lease-up. . . . . . . .       197         0      0.0%     723       207     249.3%      291        40    628.2%
Acquisition
 communities (d) . . . .     1,867         0      0.0%   1,867         0       0.0%    1,867         0      0.0%
Communities under
 rehab (e) . . . . . . .       373       417    -10.6%     373       417     -10.7%      373       417      0.0%
Communities sold (f) . .       142     2,683    -94.7%     143     4,584     -96.9%      142     3,114    -95.4%
                          --------  --------  -------- -------   -------   -------- --------  --------  --------
                            18,583    16,454     12.9%  38,225    40,489      -5.6%   25,378    24,355      4.2%
                          ========  ========  ========                     ======== ========  ========  ========
Less Co-investment
 partners' share . . . .                               (12,847)  (16,134)
                                                       -------   -------
COMPANY'S SHARE OF
 NOI (g) . . . . . . . .                                25,378    24,355
Cash flow preference
 and operating promote
 (h) . . . . . . . . . .                                   546       457
                                                       -------   -------
                                                        25,924    24,812
Company's share of
  other, net . . . . . .                                  (195)     (188)
                                                       -------   -------
COMPANY'S SHARE OF
  COMMUNITIES' EBITDA. .                                25,729    24,624
                                                       =======   =======

COMPANY'S PERCENTAGE
 OF COMBINED NOI:
Before cash flow
 preferences . . . . . .                                  66.4%     60.2%
Including cash flow
 preferences and
 other . . . . . . . . .                                  67.8%     61.3%
                                                       ========  ========

Third Quarter 2004                                                                                     Page 47
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                 COMPONENTS OF NOI - CONTINUED
                                                                                    QUARTER ENDED SEPTEMBER 30
                                                                                        (Dollars in thousands)




Notes:

  (a) Includes communities that were sold and reported as Discontinued Operations in the
      Company's Statements of Operations.

  (b) Same store communities are communities that have had stabilized operations and were owned by the Company as of January 1, 2003.

  (c) New communities are communities that were developed by the Company and began stabilized operations after January 1, 2003.

  (d) Acquisition communities are communities having stabilized operations that were acquired by the Company after January 1, 2003.

  (e) Communities being rehabbed as of January 1, 2004.

  (f) Reflects operations through the date of sale.

  (g) Company's 100% interest in wholly-owned communities plus the Company's share of partnership communities at AMLI's ownership share.

  (h) The terms of certain partnership agreements provide that the Company is entitled to an additional share of such partnership's NOI in addition to the Company's proportionate ownership percentage.
      See page 49.

  (i) Includes other items of partnership operations such as interest income on invested funds, legal, accounting, audit and other costs of partnership administration, including asset management fees paid to the Company.  See page 49.













Third Quarter 2004                                                                                     Page 48
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                    CO-INVESTMENT COMPENSATION
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)
                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
FEE INCOME (a)
Acquisition fees (a) .$  --                 --       --       --       --       --       --      --       --
Asset management
 fees (b). . . . . . .     490               162      162      166      460      113      111      118      118
Disposition fees (c) .   --                --       --       --         567      242      325    --       --
Development fees (a) .   1,003               474      262      267    1,330      202      396      394      338
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                         1,493               636      424      433    2,357      557      832      512      456
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
SHARE OF CASH FLOW
 (d)
Promoted interest
 from sale proceeds. .   --                --       --       --         375    --         375    --       --
Promoted interest
 from operating
 cash flow . . . . . .     568               107      207      254      549      151      127      146      125
Cash flow pre-
 ferences (e). . . . .   1,506               440      254      812    1,767      358      330      549      530
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                         2,074               546      461    1,066    2,691      509      832      695      655
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
    TOTAL. . . . . . .$  3,567             1,183      885    1,499    5,048    1,066    1,664    1,207    1,111
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

Notes:

  (a) Acquisition and development fees are shown net of elimination of Company's share.

  (b) Asset management fees are shown at 100%. The Company's share of partnerships' EBITDA on page 46 is reduced by its share of this fee.

  (c) Disposition fees are shown at 100% as reported gains on sale have been reduced for this cost.

  (d) See page 46.

  (e) The Company receives compensation from certain partnerships in the form of a preferential distribution of cash flow.


Third Quarter 2004                                                                                     Page 49
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                       SERVICE COMPANIES FINANCIAL INFORMATION
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited
                                                                                        (Dollars in thousands)

COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------
                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
REVENUE
Property management
 fees (a). . . . . . .$  7,548             2,646    2,420    2,482   10,371    2,552    2,657    2,611    2,551
General contractor
 revenue, net (b). . .     504               224      136      144      752     (310)      77      360      625
Gross profit -
 corporate homes (c) .     725               212      264      249      996      242      276      251      227
Other income . . . . .   1,522               542      341      639    1,492      572      320      395      205
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        10,299             3,624    3,161    3,514   13,611    3,056    3,330    3,617    3,608
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
OPERATING EXPENSES
Property management. .   7,682             2,397    2,638    2,647    9,016    1,396    2,606    2,663    2,351
General contractor . .   2,412             1,111      521      780    2,427      721      765      498      443
Corporate homes. . . .     805               306      255      244      980      260      245      245      230
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                        10,899             3,814    3,414    3,671   12,423    2,377    3,616    3,406    3,024
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Provision for loss
  on land parcels
  held for sale. . . .   --                --       --       --        (550)    (550)   --       --       --

Share of gain on sale
 of a residential
 community built
 for sale. . . . . . .   --                --       --       --       1,913    --       1,913    --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
EBITDA . . . . . . . .    (600)             (190)    (253)    (157)   2,551      129    1,627      211      584
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------







Third Quarter 2004                                                                                     Page 50
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                           SERVICE COMPANIES FINANCIAL INFORMATION - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                                     Unaudited

                                                                                        (Dollars in thousands)

COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------

                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

Interest expense . . .  (1,002)             (322)    (272)    (408)  (1,042)    (351)    (289)    (230)    (172)
Depreciation and
 amortization. . . . .  (2,538)             (856)    (845)    (837)  (3,124)    (806)    (778)    (780)    (760)
Taxes. . . . . . . . .   1,536               520      522      494      636      391     (213)     303      155
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NET INCOME (LOSS). . .  (2,604)             (848)    (848)    (908)    (979)    (637)     347     (496)    (193)

Eliminations,
 interest and
 other . . . . . . . .   1,183               416      315      452    1,105      325      382      247      151
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
SHARE OF INCOME (LOSS)
 FROM THE SERVICE
 COMPANIES (d) . . . .$ (1,421)             (432)    (533)    (456)     126     (312)     729     (249)     (42)
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========


Notes:

  (a) Includes a 3% fee from wholly-owned communities.

  (b) General contractor revenues are shown net of construction costs.

  (c) Gross revenue from customers less payments to communities and cost of sales.

  (d) See Company's Consolidated Statements of Operations.








Third Quarter 2004                                                                                     Page 51
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                           SERVICE COMPANIES FINANCIAL INFORMATION - CONTINUED
                                                                                        (Dollars in thousands)


COMBINED CONDENSED FINANCIAL POSITION
-------------------------------------
                                             2004                                        2003
                          -----------------------------------------   -----------------------------------------
                           Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                          --------   --------   --------   --------   --------   --------   --------   --------
ASSETS
Receivables (a). . . . .  $             3,040      5,506      6,557      6,351      9,162     12,453     14,356
Land held for
 sale (b). . . . . . . .               12,247     12,433     12,404     12,301     12,822     12,816     12,780
Rental communities
 under development
 and held for sale
 (c) . . . . . . . . . .               10,361      9,676      8,396     34,618     29,620     20,434     11,736
Building and
 leasehold improve-
 ments, net (d). . . . .                2,124      2,208      2,257      2,227      2,327      2,352      2,406
Information technology
 costs, net. . . . . . .                7,260      7,600      7,959      8,500      8,160      8,287      8,231
Other (e). . . . . . . .                6,620      6,066      5,646      4,780      4,839      5,636      5,504
                          --------   --------   --------   --------   --------   --------   --------   --------
    Total Assets . . . .  $            41,652     43,489     43,219     68,777     66,930     61,978     55,013
                          ========   ========   ========   ========   ========   ========   ========   ========

Notes:

(a) Primarily costs
    and fees due from
    affiliates.

(b) Represents land
    parcels as follows:
     Prairie Lakes
      (120 acres in
      Indiana) . . . . .  $             7,027      7,219      7,192      7,160      7,681      7,616      7,642
     Fossil Creek
      (34 acres in
      Texas) . . . . . .                5,220      5,214      5,212      5,141      5,141      5,200      5,138
                          --------   --------   --------   --------   --------   --------   --------   --------
                          $            12,247     12,433     12,404     12,301     12,822     12,816     12,780
                          ========   ========   ========   ========   ========   ========   ========   ========


Third Quarter 2004                                                                                     Page 52
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                           SERVICE COMPANIES FINANCIAL INFORMATION - CONTINUED
                                                                                        (Dollars in thousands)


                                             2004                                        2003
                          -----------------------------------------   -----------------------------------------
                           Dec 31     Sep 30     Jun 30     Mar 31     Dec 31     Sep 30     Jun 30     Mar 31
                          --------   --------   --------   --------   --------   --------   --------   --------
(c) See Pages 60
    and 62.

(d) Primarily includes a
    corporate office
    building, net of
    depreciation.

(e) Represented by:
     Investments in
      partnerships . . .  $               (48)        43        215        485        928      1,747      1,632
     Investments in
      real estate. . . .                1,718      1,448      1,448        737        737        737        737
     Deferred income
      tax. . . . . . . .                3,762      3,240      2,721      2,229      1,852      2,064      1,760
     Unamortized
      goodwill . . . . .                  668        668        668        668        668        668        668
     Other . . . . . . .                  520        667        594        661        654        420        707
                          --------   --------   --------   --------   --------   --------   --------   --------
                          $             6,620      6,066      5,646      4,780      4,839      5,636      5,504
                          ========   ========   ========   ========   ========   ========   ========   ========




















Third Quarter 2004                                                                                     Page 53
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                        STABILIZED COMMUNITIES
                                                                                            SEPTEMBER 30, 2004

                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio  Sept. 30,  3rd Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)     2004       2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------
DALLAS/
FT. WORTH, TX
-------------
AMLI:
 at Bent Tree      100%       Dallas, TX          1997  1996/2000     500              92.6%   $  856   Same Store
 at Bishop's
  Gate             100%       Plano, TX           1997       1997     266              94.0%    1,030   Same Store
 at Breckinridge
  Point             45%       Richardson, TX      2000       1999     440              93.9%      923   Same Store
 at Bryan Place     48%       Dallas, TX          2002       1999     420              92.9%      949   Same Store
 at Chase Oaks     100%       Plano, TX           1994       1986     250              96.0%      696   Same Store
 at Deerfield       25%       Plano, TX      Developed       2000     240              93.8%      898   Same Store
 on the Fairway    100%       Coppell, TX         2004       2002     322              96.0%      885  Acquisition
 on Frankford       45%       Dallas, TX          2000       1998     582              92.4%      889   Same Store
 on the Green      100%       Ft. Worth, TX       1994    1990/93     424              92.0%      743   Same Store
 Knox-Henderson    100%       Dallas, TX          2003       1994     180              91.7%    1,071  Acquisition
 of North Dallas   100%       Dallas, TX       1989/90    1985/86   1,032              93.4%      699   Same Store
 at Oak Bend       100%       Dallas, TX          1999       1997     426              93.2%      789   Same Store
                                                                                                        (b)
 on the Parkway     25%       Dallas, TX     Developed       1999     240              92.1%      849   Same Store
 at Prestonwood
  Hills             45%       Dallas, TX          1999       1997     272              93.0%      899   Same Store
 7th Street
  Station          100%       Ft. Worth, TX       2002       2000     189              89.4%    1,034   Same Store
 at Shadow Ridge   100%       Flower Mound, TX    2001       2000     222              93.2%    1,026   Same Store
 at Stonebridge
  Ranch            100%       McKinney, TX        2001       2001     250              94.8%      798   Same Store
 Upper West Side   100%       Ft. Worth, TX       2002       2001     194              91.8%    1,017   Same Store
 at Valley Ranch   100%       Irving, TX          1990       1985     460              94.6%      781   Same Store
                                                                   ------   ------    ------   ------
                                                                    6,909    25.3%     93.3%      853
                                                                   ------   ------    ------   ------






Third Quarter 2004                                                                                     Page 54
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                            SEPTEMBER 30, 2004


                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio  Sept. 30,  3rd Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)      2003      2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------

ATLANTA, GA
------------
AMLI:
 at Barrett Lakes   35%       Kennesaw, GA   Developed       1997     446              96.0%      910   Same Store
 at Barrett Walk    25%       Kennesaw, GA   Developed       2002     290              95.5%      881   New
 at Clairmont      100%       Atlanta, GA         1988       1988     288              95.1%      824   Same Store
 at Kedron
  Village           20%       Fayette
                              County, GA     Developed       2002     216              94.4%    1,060   Same Store
 at Killian Creek  100%       Snellville,
                              GA             Developed       1999     256              98.1%      829   Same Store
 at Lost Mountain   75%       Paulding
                              County, GA     Developed       2000     164              95.7%      771   Same Store
 at Mill Creek      25%       Gwinnett
                              County, GA     Developed       2001     400              96.0%      835   Same Store
 at Milton Park     25%       Alpharetta,
                              GA             Developed       2003     461              96.5%      946   New
 at Northwinds      35%       Alpharetta,
                              GA             Developed       1999     800              96.0%      945   Same Store
 at Park Creek     100%       Gainesville,
                              GA             Developed       1998     200              98.0%      797   Same Store
 at Peachtree
  City              20%       Fayette
                              County, GA     Developed       1998     312              93.3%      926   Same Store
 at River Park      40%       Norcross, GA   Developed       1997     222              95.5%      914   Same Store
 at Vinings        100%       Smyrna, GA       1992/97       1985     360              95.8%      810   Same Store
 at West Paces     100%       Atlanta, GA         1993       1992     337              86.4%      914   Same Store
 at Windward Park   45%       Alpharetta,
                              GA                  1999       1999     328              95.1%      909   Same Store
                                                                   ------   ------    ------   ------
                                                                    5,080   18.6%      95.2%      894
                                                                   ------   ------    ------   ------








Third Quarter 2004                                                                                     Page 55
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


AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                            SEPTEMBER 30, 2004


                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio  Sept. 30,  3rd Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)      2004      2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------

CHICAGO, IL
-----------
AMLI:
 at Canterfield    100%       West Dundee, IL     2004       2001     352              91.2%    1,210  Acquisition
 at Chevy Chase     33%       Buffalo Grove,
                              IL                  1996       1988     592              92.4%    1,075   Same Store
 at Danada Farms   100%       Wheaton, IL         1997    1989/91     600              92.0%    1,033   Same Store
                                                                                                        (b)
 at Fox Valley      25%       Aurora, IL     Developed       1998     272              94.9%    1,016   Same Store
 at Oakhurst
  North            100%       Aurora, IL     Developed       2000     464              95.7%    1,031   Same Store
                                                                                                        (b)
 at Osprey Lake     69%       Gurnee, IL          2001    1997/99     483              94.8%    1,048   Same Store
 at Poplar Creek   100%       Schaumburg, IL      1997       1985     196              93.9%    1,055   Same Store
 at River Run      100%       Naperville, IL      2004       2003     206              83.5%    1,074  Acquisition
 at St. Charles     25%       St. Charles,
                              IL             Developed       2000     400              94.0%    1,123   Same Store
 at Windbrooke      15%       Buffalo Grove,
                              IL                  1995       1987     236              97.0%    1,088   Same Store
                                                                   ------   ------    ------   ------
                                                                    3,801    13.9%     93.2%    1,073
                                                                   ------   ------    ------   ------

AUSTIN, TX
----------
AMLI:
 in Great Hills    100%       Austin, TX          1991       1985     344              93.6%      661   Same Store
 at Lantana Ridge  100%       Austin, TX          1997       1997     354              95.8%      847   Same Store
 at Monterey Oaks   25%       Austin, TX     Developed       2000     430              95.1%      857   Same Store
 at Scofield
  Ridge             45%       Austin, TX          2000       2000     487              94.1%      782   Same Store
 at StoneHollow    100%       Austin, TX          2000       1997     606              96.5%      762   Same Store
                                                                   ------   ------    ------   ------
                                                                    2,221     8.1%     95.1%      783
                                                                   ------   ------    ------   ------





Third Quarter 2004                                                                                     Page 56
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                            SEPTEMBER 30, 2004


                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio  Sept. 30,  3rd Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)      2004      2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------

KANSAS CITY, KS
---------------
AMLI:
 at Cambridge
  Square            30%       Overland Park,
                              KS             Developed       2002     408              91.9%      889   New
 Creekside         100%       Overland Park,
                              KS             Developed       2000     224              94.6%      807   Same Store
                                                                                                        (b)
 at Lexington
  Farms            100%       Overland Park,
                              KS                  1998       1998     404              92.3%      790   Same Store
 at Regents
  Center           100%       Overland Park,
                              KS                  1994    1991/95
                                                              /97     424              94.3%      763   Same Store
 at Regents
  Crest            100%       Overland Park,
                              KS                  1997  1997/2000     476              94.5%      788   Same Store
                                                                                                        (b)
 at Summit
  Ridge             25%       Lees Summit,
                              MO             Developed       2001     432              92.8%      846   Same Store
 at Wynnewood
  Farms             25%       Overland Park,
                              KS             Developed       2000     232              92.7%      907   Same Store
                                                                   ------   ------    ------   ------
                                                                    2,600     9.5%     93.3%      822
                                                                   ------   ------    ------   ------











Third Quarter 2004                                                                                     Page 57
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


AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                            SEPTEMBER 30, 2004


                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio  Sept. 30,  3rd Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)      2004      2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------

INDIANAPOLIS, IN
----------------
AMLI:
 Carmel Center     100%       Carmel, IN     Developed       2004     322              92.9%      926   New
 at Castle Creek   100%       Indianapolis,
                              IN             Developed       2000     276              96.0%      906   Same Store
                                                                                                        (b)
 at Conner Farms   100%       Fishers, IN         1997       1993     300              96.3%      850   Same Store
 at Eagle Creek    100%       Indianapolis,
                              IN                  1998       1998     240              93.3%      844   Same Store
 at Lake
  Clearwater        25%       Indianapolis,
                              IN             Developed       1999     216              93.1%      953   Same Store
 at Riverbend      100%       Indianapolis,
                              IN               1992/93    1983/85     996              92.2%      688   Same Store
 on Spring Mill    100%       Carmel, IN          1999       1999     400              88.8%      850   Same Store
                                                                                                        (b)
                                                                   ------   ------    ------   ------
                                                                    2,750    10.1%     92.8%      813
                                                                   ------   ------    ------   ------

HOUSTON, TX
-----------
AMLI:
 on Eldridge
  Parkway          100%       Houston, TX         2004  1998/1999     668              89.4%      809  Acquisition
 at Kings Harbor    25%       Houston, TX    Developed       2001     300              93.3%      896   New
 at the Medical
  Center           100%       Houston, TX         2001       2000     334              94.6%      981   Same Store
 Midtown            45%       Houston, TX         2000       1998     419              94.3%    1,072   Same Store
 Towne Square       45%       Houston, TX         2000       1999     380              96.1%    1,036   Same Store
                                                                   ------   ------    ------   ------
                                                                    2,101     7.7%     93.0%      942
                                                                   ------   ------    ------   ------






Third Quarter 2004                                                                                     Page 58
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            STABILIZED COMMUNITIES - CONTINUED
                                                                                            SEPTEMBER 30, 2004


                                                                   Number  Percent              Ave.
                   AMLI's                                           of       of    Physical  Collected
                   Ownership                                       Apart-   Port-  Occupancy  Revenue
                   Percen-                     Year       Year      ment    folio  Sept. 30,  3rd Qtr   Components
Market/Community   tage       Location       Acquired   Completed  Homes    (a)      2004      2004       of NOI
----------------   ---------  --------       ---------  ---------  ------  ------- --------- ---------  ----------

DENVER, CO
----------
AMLI:
 at Lowry Estates   50%       Denver, CO          2000       2000     414              92.8%    1,021   Same Store
 at Gateway Park   100%       Denver, CO          2000       2000     328              91.8%      876   Same Store
 at Park Meadows    25%       Littleton, CO       2002       2001     518              93.8%      959   Same Store
 at Westcliff      100%       Westminster, CO     2004       2003     372              89.9%      900  Acquisition
                                                                   ------   ------    ------   ------
                                                                    1,632     6.0%     92.3%      945
                                                                   ------   ------    ------   ------

SOUTHEAST
FLORIDA
---------

AMLI
 at Ibis           100%       West Palm
                              Beach, FL           2004       2001     234     0.8%     91.0%    1,099  Acquisition
                                                                   ------   ------    ------   ------

TOTAL                                                              27,328     100%     93.6%   $  893
                                                                   ======   ======    ======   ======


Note:

     (a)   Based on number of apartment homes

     (b)   These communities were acquired from partnerships and are "Same Store" with respect to information provided on pages 34, 36, 39 and 46.







Third Quarter 2004                                                                                     Page 59
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                           DEVELOPMENT SUMMARY
                                                                                            SEPTEMBER 30, 2004
                                                                                        (Dollars in thousands)

                                           Number
                                  Percen-   of      Con-             Antici-  Antici- Number of
                                  tage of  Apart-   struc-           pated    pated   Apartment  Percent   Percent
                                  Owner-   ment     tion     First   Comple-  Stabil-   Homes    Complete  Leased
Market/Community   Submarket      ship     Homes   Started Occupancy tion     ization Delivered    (a)       (b)
----------------   ---------      -------  ------  ------- --------- -------  ------- ---------  --------  -------

COMMUNITIES UNDER DEVELOPMENT

DALLAS, TX
----------

AMLI at
 La Villita        Las Colinas,
                   TX                100%     360    3Q/04     1Q/05   3Q/05    4Q/06         0       23%       NA

AUSTIN, TX
----------

AMLI
 Downtown          Austin, TX         30%     220    2Q/02     1Q/04   3Q/04    2Q/05       220       95%      51%

CHICAGO, IL
-----------

AMLI:
 at Museum
   Gardens         Vernon Hills, IL   25%     294    2Q/03     3Q/04   1Q/05    1Q/06        85       78%       4%
                                            -----                                         -----
    Total                                     874                                           305
                                            =====                                         =====












Third Quarter 2004                                                                                     Page 60
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                               DEVELOPMENT SUMMARY - CONTINUED
                                                                                            SEPTEMBER 30, 2004
                                                                                        (Dollars in thousands)


                                           Number
                                  Percen-   of      Con-             Antici-  Antici- Number of
                                  tage of  Apart-   struc-           pated    pated   Apartment  Percent   Percent
                                  Owner-   ment     tion     First   Comple-  Stabil-   Homes    Complete  Leased
Market/Community   Submarket      ship     Homes   Started Occupancy tion     ization Delivered    (a)       (b)
----------------   ---------      -------  ------  ------- --------- -------  ------- ---------  --------  -------

COMMUNITIES COMPLETED AND IN LEASE-UP

AUSTIN, TX
----------

AMLI at
Walnut Creek       Austin, TX        100%     460    4Q/02     3Q/03   2Q/04    2Q/05       460      100%      77%

CHICAGO, IL
-----------

AMLI at
Seven Bridges      Woodridge, IL      20%     520    3Q/01     3Q/02   4Q/03    2Q/05       520      100%      84%
                                              ---                                          ----
                                              980                                           980
                                              ===                                          ====

CONSOLIDATED SERVICE COMPANY COMMUNITY SUBSTANTIALLY COMPLETED AND IN LEASE-UP

INDIANAPOLIS, IN
----------------

AMLI at Old
 Town Carmel       Carmel, IN        100%      91    1Q/03     1Q/04   3Q/04    1Q/05        91      100%      80%
                                              ===                                           ===


Notes:

     (a)  Represents costs to date divided by Total Development Costs.

     (b)  Represents number of leased apartments (not necessarily occupied) divided by the total Number of
          Apartment Homes.



Third Quarter 2004                                                                                     Page 61
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                           DEVELOPMENT SUMMARY
                                                                                            SEPTEMBER 30, 2004
                                                                                        (Dollars in thousands)
                                            At 100%                              Company's Share
                                  ----------------------------  ------------------------------------------------
                                                                                                         Equity
                         Percen-   Total     Total               Total     Total                        Required
                         tage of  Develop-   Capit-             Develop-   Capit-                         to
                         Owner-    ment      alized   Cost To    ment      alized   Cost To    Total    Complete
Market/Community         ship     Costs(a)  To Date   Complete  Costs(a)  To Date   Complete   Equity     (b)
----------------        --------  --------  --------  --------  --------  --------  --------  --------  --------

COMMUNITIES UNDER DEVELOPMENT

DALLAS, TX
----------
AMLI at La Villita          100%  $ 25,575     5,881    19,694    25,575     5,881    19,694    25,575    19,694

AUSTIN, TX
----------
AMLI Downtown (c)            30%    50,920    45,010     4,614    15,276    13,503     1,384     6,000         0

CHICAGO, IL
-----------
AMLI at
Museum Gardens
(c)(d)                       25%    61,571    48,351    13,220    15,393    12,088     3,305     5,819         0
                                  --------  --------  --------  --------  --------  --------  --------  --------
                                   138,066    99,242    37,528    56,244    31,472    24,383    37,394    19,694
                                  --------  --------  --------  --------  --------  --------  --------  --------

COMMUNITIES COMPLETED AND IN LEASE-UP

AUSTIN, TX
----------
AMLI at
Walnut Creek                100%    30,600    29,861     --       30,600    29,861     --       30,600     --

CHICAGO, IL
-----------
AMLI at
Seven Bridges (c)            20%    83,000    79,796     1,112    16,600    15,959       222     6,400       222
                                  --------  --------  --------  --------  --------  --------  --------  --------
                                   113,600   109,667     1,112    47,200    45,820       222    37,000       222
                                  --------  --------  --------  --------  --------  --------  --------  --------


Third Quarter 2004                                                                                     Page 62
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                               DEVELOPMENT SUMMARY - CONTINUED
                                                                                            SEPTEMBER 30, 2004
                                                                                        (Dollars in thousands)



                                            At 100%                              Company's Share
                                  ----------------------------  ------------------------------------------------
                                                                                                         Equity
                         Percen-   Total     Total               Total     Total                        Required
                         tage of  Develop-   Capit-             Develop-   Capit-                         to
                         Owner-    ment      alized   Cost To    ment      alized   Cost To    Total    Complete
Market/Community         ship     Costs(a)  To Date   Complete  Costs(a)  To Date   Complete   Equity     (b)
----------------        --------  --------  --------  --------  --------  --------  --------  --------  --------

CONSOLIDATED SERVICE COMPANY COMMUNITY SUBSTANTIALLY COMPLETED AND IN LEASE-UP


INDIANAPOLIS, IN
----------------

AMLI at
Old Town Carmel (e)         100%    11,606    10,361     --       11,606    10,361     --       11,606     --
                                  --------  --------  --------  --------  --------  --------  --------  --------
                                  $263,272   219,260    38,640   115,050    87,653    24,605    86,000    19,916
                                  ========  ========  ========  ========  ========  ========  ========  ========


Notes:

  (a) Includes costs of initial lease-up, some of which are being expensed.

  (b) Net of (future) mortgage proceeds and joint venture partner contributions.

  (c) These communities are subject to debt.  All other communities are unencumbered.

  (d) Of this total development costs, $1,300 is anticipated to be funded from net operating income from the community during the lease-up period.

  (e) Includes interest and other costs capitalized in consolidation.








Third Quarter 2004                                                                                     Page 63
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                     LAND HELD FOR DEVELOPMENT OR SALE
                                                    SEPTEMBER 30, 2004



                                                            Number of
                                                            Apartment
Market/Community                 Submarket                    Homes
----------------                 ---------                  ---------

AUSTIN, TX
----------
AMLI at:
 Anderson Mill
   Phase I (a)                   Northwest Austin                288
 Anderson Mill
   Phase II                      Northwest Austin                225


FORT WORTH, TX
--------------
AMLI at
 Mesa Ridge                      North Fort Worth                230


HOUSTON, TX
-----------
AMLI at
 Champions II                    Northwest Houston               288


KANSAS CITY, KS
---------------
AMLI at:
 Westwood Ridge
   Phase I (a)                   Overland Park                   288
 Westwood Ridge
    II                           Overland Park                   132
                                                              ------

    Total                                                      1,451
                                                              ======






Note:

  (a) In active development planning in anticipation of start of construction in 2005.

















Third Quarter 2004                                             Page 64
Supplemental Information             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                           ACQUISITION AND DISPOSITION SUMMARY
                                                                                   SEPTEMBER 30, 2004 AND 2003
                                                                                        (Dollars in thousands)


                                                                Partner-
                                                                ship of
                                                                Ownership    Date      Number of   Purchase
                                                                Acquired    Acquired   Apartment   or Sale
Community                           Market                      or Sold     or Sold      Homes      Price
--------------------                --------------------       ----------  ----------  ---------   ---------

COMMUNITIES ACQUIRED (a)
------------------------

AMLI:
 at River Run                       Naperville, IL                   100%   9/14/2004        206    $ 31,500
 at Canterfield                     West Dundee, IL                  100%   9/14/2004        352      55,350
 at Westcliff                       Westminster, CO                  100%   8/18/2004        372      43,500
 on the Fairway                     Dallas, TX                       100%   4/30/2004        322      23,405
 on Eldridge Parkway                Houston, TX                      100%   4/15/2004        668      48,000
 at Ibis                            West Palm Beach FL               100%   4/15/2004        234      24,675
 on Timberglen                      Dallas, TX                        60%    1/5/2004        260       6,263
                                                                                        --------    --------
    Total 2004                                                                             2,414     232,693
                                                                                        --------    --------

AMLI:
 Knox Henderson                     Dallas, TX                       100%  12/30/2003        180      17,900
 at Oakbend                         Dallas, TX                        60%  12/31/2003        426      14,778
 at Danada Farms                    Wheaton, IL                       90%  10/31/2003        600      63,900
 at Oakhurst North                  Aurora, IL                        75%   8/25/2003        464      37,500
 on Spring Mill                     Carmel, IN                       100%   8/25/2003        400      30,000
 at Regents Crest                   Overland Park, KS                 75%   8/14/2003        476      28,988
 Creekside                          Overland Park, KS                 75%   8/14/2003        224      13,875
 at Castle Creek                    Indianapolis, IN                  60%   8/14/2003        276      14,310
 at Verandah                        Arlington, TX                     65%    1/2/2003        538      16,612
                                                                                        --------    --------
    Total 2003                                                                             3,584     237,863
                                                                                        --------    --------
                                                                                           5,998    $470,556
                                                                                        ========    ========





Third Quarter 2004                                                                                     Page 65
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


AMLI RESIDENTIAL                                               ACQUISITION AND DISPOSITION SUMMARY - CONTINUED
                                                                                   SEPTEMBER 30, 2004 AND 2003
                                                                                        (Dollars in thousands)



                                                                Partner-
                                                                ship of
                                                                Ownership    Date      Number of   Purchase
                                                                Acquired    Acquired   Apartment   or Sale
Community                           Market                      or Sold     or Sold      Homes      Price
--------------------                --------------------       ----------  ----------  ---------   ---------

COMMUNITIES SOLD (b)
--------------------

AMLI:
 at Towne Creek                     Gainesville, GA                  100%   9/13/2004        150       7,900
 at Nantucket                       Dallas, TX                       100%   8/17/2004        312      13,365
 at Timberglen                      Dallas, TX                       100%   8/17/2004        260      12,285
 at Verandah                        Dallas, TX                       100%   5/17/2004        538      28,300
 at Spring Creek                    Atlanta, GA                      100%   4/14/2004      1,180      80,820
 at Wells Branch                    Austin, TX                        25%   1/21/2004        576      38,400
                                                                                        --------    --------
    Total 2004                                                                             3,016     181,070
                                                                                        --------    --------
AMLI:
 at Town Center                     Overland Park, KS                100%  12/29/2003        156      14,750
 at Centennial Park                 Overland Park, KS                100%  12/29/2003        170      17,600
 at Park Bridge                     Alpharetta, GA                    25%  12/23/2003        352      33,000
 at Fossil Creek                    Ft. Worth, TX                     25%  10/15/2003        384      27,500
 at Willeo Creek                    Roswell, GA                       30%   8/21/2003        242      19,500
                                                                                        --------    --------
    Total 2003                                                                             1,304     112,350
                                                                                        --------    --------
                                                                                           4,320    $293,420
                                                                                        ========    ========


Notes:

  (a)  The aggregate amount of NOI included in the current year from these communities at AMLI's share is $14,575.

  (b)  The aggregate amount of NOI included in the current year from these communities at AMLI's share is $3,749.




Third Quarter 2004                                                                                     Page 66
Supplemental Information                                                     AMLI Residential Properties Trust


AMLI RESIDENTIAL                           NON-GAAP FINANCIAL MEASURES
                                                    SEPTEMBER 30, 2004


This Quarterly Supplemental Information contains certain non-GAAP ("Generally Accepted Accounting Principles") information that is generally provided by most publicly-traded residential REITs and that we believe may be of interest and use to the investment community. Reconciliations of all non-GAAP financial measures to GAAP financial measures are included at the end of this Supplemental Operating and Financial Data.


DEFINITIONS OF NON-GAAP FINANCIAL MEASURES


NOI AND EBITDA
--------------

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

NOI from one community is the community revenue less the community expenses for that property. NOI for all communities is the community revenue from all communities less the community expenses for all communities.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administration expenses.


COMMUNITY REVENUE
-----------------

COMMUNITY REVENUE comprises that portion of total revenue collected or due from leases at AMLI's rental communities and includes any such amounts as may be reported as discontinued operations.


COMMUNITY EXPENSES
------------------

COMMUNITY EXPENSES comprise that portion of total expenses that exclude losses from sales or valuation of land, expenses of the Service Companies, general and administrative expense, and interest, taxes, depreciation and amortization. Community operating expenses include amounts reported as personnel, advertising and promotion, utilities, building repairs and maintenance and services, landscaping and grounds maintenance, real estate taxes, insurance, property management, and other operating expenses, and such amounts as may be included in discontinued operations.














Third Quarter 2004                                             Page 67
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL               NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                    SEPTEMBER 30, 2004



DEFINITIONS OF NON-GAAP FINANCIAL MEASURES -  CONTINUED


FUNDS FROM OPERATIONS ("FFO")
-----------------------------

FUNDS FROM OPERATIONS is EBITDA less interest expense (including AMLI's proportionate share of the interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes.

FFO is defined as net income (computed in accordance with GAAP), excluding extraordinary gains (losses) from debt restructuring and gains (losses) from sales of depreciable operating communities, plus depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates.

Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. FFO does not represent cash flows from operations, as defined by GAAP; is not indicative that cash flows are adequate to fund all cash needs; is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or the Company's cash flows or liquidity as defined by GAAP. FFO is widely accepted in measuring the performance of equity REITs.

FFO PER SHARE IS FFO divided by the fully-diluted number of Operating Partnership Units outstanding. FFO is always presented on a fully-diluted basis only.


ADJUSTED FUNDS FROM OPERATIONS ("AFFO")
---------------------------------------

ADJUSTED FUNDS FROM OPERATIONS IS FFO less expenditures capitalized (excluding expenditures capitalized relating to the development of new property, the acquisition of additional property, or the rehab of existing property, but including AMLI's proportionate share of such expenditures capitalized by its co-investment partnerships).

AFFO PER SHARE is AFFO divided by the fully-diluted number of Operating Partnership Units outstanding. AFFO per share is always presented on a fully-diluted basis only.


SAME STORE COMMUNITIES
----------------------

SAME STORE COMMUNITY INFORMATION includes only such portions of community revenue, expenses, NOI or EBITDA as are generated from AMLI's same community universe, which changes each January 1 as communities with one full year of stabilized operations as of that date are added, and which may change quarterly thereafter as any components of the same community universe are sold or contributed to co-investment partnerships.










Third Quarter 2004                                             Page 68
Supplemental Information             AMLI Residential Properties Trust

AMLI RESIDENTIAL                                                                   NON-GAAP FINANCIAL MEASURES
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND FFO AND AFFO
                                                                              2004
                                                  ----------------------------------------------------------
                                                     Year       Dec 31      Sep 30      Jun 30      Mar 31
                                                  ----------  ----------  ----------  ----------  ----------
NET INCOME . . . . . . . . . . . . . . . . . . .  $   61,257                  12,234      42,304       6,719
Income from discontinued operations,
 net of minority interest. . . . . . . . . . . .      (2,898)                   (111)       (587)     (2,200)
Gain on sale of rental communities,
 net of minority interest. . . . . . . . . . . .     (48,800)                (11,318)    (37,482)      --
Gain on sale of bond financing for a
 community sold, net of minority interest. . . .      (4,423)                  --         (4,423)      --
Minority interest. . . . . . . . . . . . . . . .         (15)                    (76)       (142)        203
                                                  ----------  ----------  ----------  ----------  ----------
Income (loss) from continuing operations
 before minority interest. . . . . . . . . . . .       5,121                     729        (330)      4,722

Income from discontinued operations
 before minority interest. . . . . . . . . . . .       3,119                     118         626       2,374
Discontinued operations - gain on sale
 of bond financing . . . . . . . . . . . . . . .       4,723                   --          4,723       --
Discontinued operations - write-off
 of unamortized deferred financing . . . . . . .       --                      --          --          --
Depreciation (a) . . . . . . . . . . . . . . . .      28,166                  10,058       9,468       8,640
Share of co-investment partnerships'
 depreciation. . . . . . . . . . . . . . . . . .       7,871                   2,671       2,610       2,590
Share of gains on sales of operating
 communities . . . . . . . . . . . . . . . . . .      (2,648)                  --          --         (2,648)
                                                  ----------  ----------  ----------  ----------  ----------
FFO. . . . . . . . . . . . . . . . . . . . . . .      46,351                  13,576      17,097      15,678
                                                  ==========  ==========  ==========  ==========  ==========
Capital expenditures paid from FFO . . . . . . .      (3,525)                 (1,453)     (1,168)       (904)
Share of co-investment partnerships'
 capital expenditures. . . . . . . . . . . . . .        (717)                   (270)       (259)       (188)
                                                  ----------  ----------  ----------  ----------  ----------
AFFO . . . . . . . . . . . . . . . . . . . . . .  $   42,109                  11,853      15,670      14,586
                                                  ==========  ==========  ==========  ==========  ==========
Weighted average shares and units
 including dilutive shares . . . . . . . . . . .  30,164,408              31,168,376  31,026,552  27,918,813
                                                  ==========  ==========  ==========  ==========  ==========
(a) Includes discontinued operations of -. . . .         531                      41         222         268
                                                  ==========  ==========  ==========  ==========  ==========

Third Quarter 2004                                                                                     Page 69
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND FFO AND AFFO

                                                                              2003
                                                  ----------------------------------------------------------
                                                     Year       Dec 31      Sep 30      Jun 30      Mar 31
                                                  ----------  ----------  ----------  ----------  ----------
NET INCOME . . . . . . . . . . . . . . . . . . .  $   26,104      13,533       5,935       2,928       3,708
Income from discontinued operations,
 net of minority interest. . . . . . . . . . . .      (4,083)     (1,327)       (381)     (1,122)     (1,253)
Gain on sale of rental communities,
 net of minority interest. . . . . . . . . . . .      (5,113)     (5,113)      --          --          --
Gain on sale of bond financing for a
 community sold, net of minority interest. . . .       --          --          --          --          --
Minority interest. . . . . . . . . . . . . . . .       1,330         575         690         (37)        102
                                                  ----------  ----------  ----------  ----------  ----------
Income (loss) from continuing operations
 before minority interest. . . . . . . . . . . .      18,238       7,668       6,244       1,769       2,557

Income from discontinued operations
 before minority interest. . . . . . . . . . . .       4,816       1,478         455       1,360       1,523
Discontinued operations - gain on sale
 of bond financing . . . . . . . . . . . . . . .       --          --          --          --          --
Discontinued operations - write-off
 of unamortized deferred financing . . . . . . .       --          --          --          --          --
Depreciation (a) . . . . . . . . . . . . . . . .      25,608       7,534       7,011       5,545       5,518
Share of co-investment partnerships'
 depreciation. . . . . . . . . . . . . . . . . .      11,837       2,670       2,933       3,115       3,119
Share of gains on sales of operating
 communities . . . . . . . . . . . . . . . . . .      (6,284)     (4,325)     (1,959)      --          --
                                                  ----------  ----------  ----------  ----------  ----------
FFO. . . . . . . . . . . . . . . . . . . . . . .      54,215      15,025      14,684      11,789      12,717
                                                  ==========  ==========  ==========  ==========  ==========
Capital expenditures paid from FFO . . . . . . .      (3,860)       (842)     (1,100)       (834)     (1,084)
Share of co-investment partnerships'
 capital expenditures. . . . . . . . . . . . . .      (1,182)       (230)       (331)       (396)       (225)
                                                  ----------  ----------  ----------  ----------  ----------
AFFO . . . . . . . . . . . . . . . . . . . . . .  $   49,173      13,953      13,253      10,559      11,408
                                                  ==========  ==========  ==========  ==========  ==========
Weighted average shares and units
 including dilutive shares . . . . . . . . . . .  25,457,423  27,190,261  25,899,548  24,437,213  24,314,266
                                                  ==========  ==========  ==========  ==========  ==========
(a) Includes discontinued operations of -. . . .       3,852         462       1,499         947         944
                                                  ==========  ==========  ==========  ==========  ==========

Third Quarter 2004                                                                                     Page 70
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                   NON-GAAP FINANCIAL MEASURES
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND CONSOLIDATED NOI


                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

NET INCOME . . . . . .$ 61,257            12,234   42,304    6,719   26,104   13,533    5,935    2,928    3,708
Minority interest. . .     (15)              (76)    (142)     203    1,330      575      690      (37)     102
Income from discon-
 tinued operations,
 net of minority
 interest. . . . . . .  (2,898)             (111)    (587)  (2,200)  (4,083)  (1,327)    (381)  (1,122)  (1,253)
Gain on sale of
 rental communities,
 net of minority
 interest. . . . . . . (48,800)          (11,318) (37,482)   --      (5,113)  (5,113)   --       --       --
Gain on sale of bond
 financing for a
 community sold,
 net of minority
 interest. . . . . . .  (4,423)            --      (4,423)   --       --       --       --       --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

INCOME (LOSS) FROM
 CONTINUING OPERA-
 TIONS BEFORE
 MINORITY INTEREST . .   5,121               729     (330)   4,722   18,238    7,668    6,244    1,769    2,557
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------












Third Quarter 2004                                                                                     Page 71
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND CONSOLIDATED NOI


                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Income from
 partnerships. . . . .  (2,549)             (616)    (430)  (1,503)  (5,831)  (1,596)  (1,309)  (1,469)  (1,457)
Interest and
 amortization
 of deferred
 financing costs . . .  21,640             7,701    7,035    6,904   23,340    6,183    5,808    5,551    5,798
Prepayment penalty
 and write-off of
 unamortized
 deferred financing
 costs . . . . . . . .   1,121             --       1,121    --       --       --       --       --       --
Depreciation . . . . .  27,635            10,017    9,246    8,372   21,756    7,072    5,512    4,598    4,574
Fee income from
 unconsolidated
 partnerships. . . . .  (1,493)             (636)    (424)    (433)  (2,357)    (557)    (832)    (512)    (456)
Other income . . . . .  (1,115)             (207)    (429)    (479)  (1,039)     (87)    (568)    (188)    (196)
Service Companies'
 operations. . . . . .   1,445               432      533      480     (126)     312     (729)     249       42
General and
 administrative. . . .   4,860               871    1,793    2,196    5,910    1,255    1,605    1,310    1,740
Provision for loss
 on land held for
 development or sale .     150               150    --       --         150      150    --       --       --
Share of gains on
 sales of partnerships'
 properties. . . . . .  (2,648)            --       --      (2,648)  (6,284)  (4,325)  (1,959)   --       --
Impairment of an
 investment in a
 partnership . . . . .   --                --       --       --       1,191    --       --       1,191    --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NOI FROM CONTINUING
 OPERATIONS. . . . . .  54,167            18,441   18,115   17,611   54,948   16,075   13,772   12,499   12,602

NOI FROM DISCONTINUED
 OPERATIONS. . . . . .   3,719               143      890    2,686   11,551    2,699    2,682    3,009    3,161
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
CONSOLIDATED NOI . . .$ 57,886            18,584   19,005   20,297   66,499   18,774   16,454   15,508   15,763
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

Third Quarter 2004                                                                                     Page 72
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND CONSOLIDATED NOI


                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

COMPONENTS OF NOI
Same store
 communities . . . . .$ 34,944            11,417   11,281   12,246   49,729   11,740   11,636   11,784   14,569
Acquired from/
 contributed to
 partnerships. . . . .  12,899             4,385    4,291    4,223    4,804    3,442    1,362    --       --
New communities. . . .   1,099               203      466      430      972      429      357      186    --
Development and/
 or lease-up
 communities . . . . .   --                --       --       --          14        1    --          (1)      14
Acquisition
 communities . . . . .   3,981             2,064    1,671      246       17       17    --       --       --
Communities under
 rehab . . . . . . . .   1,245               372      406      467    1,997      448      417      530      602
Communities sold . . .   3,720               143      890    2,685    8,966    2,697    2,682    3,009      578
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

Total. . . . . . . . .$ 57,886            18,584   19,005   20,297   66,499   18,774   16,454   15,508   15,763
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

















Third Quarter 2004                                                                                     Page 73
Supplemental Information                                                     AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                   NON-GAAP FINANCIAL MEASURES
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND COMBINED NOI


                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------

NET INCOME . . . . . .$ 61,257            12,234   42,304    6,719   26,104   13,533    5,935    2,928    3,708
Minority interest. . .     (15)              (76)    (142)     203    1,330      575      690      (37)     102
Income from discon-
 tinued operations,
 net of minority
 interest. . . . . . .  (2,898)             (111)    (587)  (2,200)  (4,083)  (1,327)    (381)  (1,122)  (1,253)
Gain on sale of
 rental communities,
 net of minority
 interest. . . . . . . (48,800)          (11,318) (37,482)   --      (5,113)  (5,113)   --       --       --
Gain on sale of
 bond financing for
 a community sold,
 net of minority
 interest. . . . . . .  (4,423)            --      (4,423)   --       --       --       --       --       --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
INCOME (LOSS)
 FROM CONTINUING
 OPERATIONS BEFORE
 MINORITY INTEREST . .   5,121               729     (330)   4,722   18,238    7,668    6,244    1,769    2,557













Third Quarter 2004                                                                                     Page 74
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND COMBINED NOI

                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Interest and amorti-
 zation of deferred
 financing costs . . .  21,640             7,701    7,035    6,904   23,340    6,183    5,808    5,551    5,798
Prepayment penalty
 and write-off of
 unamortized deferred
 financing costs . . .   1,121             --       1,121    --       --       --       --       --       --
Share of partnerships'
 interest and amorti-
 zation of deferred
 financing costs . . .  11,402             3,829    3,797    3,776   15,588    3,966    3,926    3,896    3,800
Depreciation . . . . .  27,635            10,017    9,246    8,372   21,756    7,072    5,512    4,598    4,574
Share of partnerships'
 depreciation. . . . .   7,871             2,671    2,610    2,590   11,839    2,670    2,935    3,115    3,119
Share of partnerships'
 cash flow in excess
 of its ownership
 interests, net of
 other expenses. . . .  (1,632)             (352)    (272)  (1,008)  (1,660)    (668)    (266)    (351)    (375)
Fee income from
 unconsolidated
 partnerships. . . . .  (1,493)             (636)    (424)    (433)  (2,357)    (557)    (832)    (512)    (456)
Other income . . . . .  (1,089)             (179)    (432)    (478)  (1,039)     (87)    (569)    (188)    (194)
Service Companies'
 operations. . . . . .   1,445               432      533      480     (126)     312     (729)     249       42
General and
 administrative. . . .   4,860               871    1,793    2,196    5,910    1,255    1,605    1,310    1,740
Provision for loss
 on land held for
 development or sale .     150               150    --       --         150      150    --       --       --
Share of gains on
 sales of partner-
 ships' properties . .  (2,648)            --       --      (2,648)  (6,284)  (4,325)  (1,959)   --       --
Impairment of an
 investment in a
 partnership . . . . .   --                --       --       --       1,191    --       --       1,191    --
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------


Third Quarter 2004                                                                                     Page 75
Supplemental Information                                                     AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       NON-GAAP FINANCIAL MEASURES - CONTINUED
                                                                                        QUARTER AND YEAR ENDED
                                                                                        (Dollars in thousands)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION BETWEEN NET INCOME AND COMBINED NOI

                                          2004                                         2003
                      -------------------------------------------- --------------------------------------------
                        Year    Dec 31   Sep 30   Jun 30   Mar 31    Year    Dec 31   Sep 30   June 30  Mar 31
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
NOI FROM CONTINUING
 OPERATIONS. . . . . .  74,387            25,236   24,678   24,473   86,546   23,639   21,675   20,627   20,605
NOI FROM DISCON-
 TINUED OPERATIONS . .   3,719               142      892    2,685   11,547    2,698    2,683    3,007    3,159
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
COMBINED NOI . . . . .$ 78,106            25,378   25,570   27,158   98,094   26,337   24,358   23,635   23,764
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

COMPONENTS OF NOI
Same store
 communities . . . . .$ 53,091            17,495   17,175   18,421   71,962   17,880   17,898   18,008   18,176
Acquired from/
 contributed to
 partnerships. . . . .  12,912             4,385    4,287    4,240    7,819    3,809    2,001      995    1,014
New communities. . . .   2,897               825    1,064    1,008    2,888    1,083      886      590      329
Development and/
 or lease-up
 communities . . . . .     225                94       77       54      113       87       40        7      (21)
Acquisition
 communities . . . . .   3,981             2,064    1,671      246       17       17    --       --       --
Communities under
 rehab . . . . . . . .   1,246               373      406      467    1,996      448      417      529      602
Communities sold . . .   3,754               142      890    2,722   13,299    3,014    3,116    3,506    3,664
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
TOTAL. . . . . . . . .  78,106            25,378   25,570   27,158   98,094   26,337   24,358   23,635   23,764
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Share of partnerships'
 cash flow in excess
 of the Company's
 ownership interests,
 net of other
 expenses. . . . . . .   1,631               351      272    1,008    1,660      668      266      351      375
                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
COMPANY'S SHARE
 OF COMMUNITIES
 EBITDA. . . . . . . .$ 79,737            25,729   25,842   28,166   99,754   27,005   24,624   23,986   24,139
                      ======== ======== ======== ======== ======== ======== ======== ======== ======== ========

Third Quarter 2004                                                                                     Page 76
Supplemental Information                                                     AMLI Residential Properties Trust